Exhibit 99.2 The Allstate Corporation Investor Supplement Third Quarter 2020 The condensed consolidated financial statements and financial exhibits included herein are unaudited. These condensed consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation Investor Supplement - Third Quarter 2020 As part of the Transformative Growth Plan, Esurance brand results have been combined into the Allstate brand in the third quarter of 2020. Historical results for these brands have been updated to conform with this presentation. The highlighted sections below reflect the pages that were impacted by the integration. Table of Contents Consolidated Operations Service Businesses Condensed Consolidated Statements of Operations 1 Segment Results 23 Contribution to Income 2 Allstate Protection Plans Results 24 Segment Results 3,4 Condensed Consolidated Statements of Financial Position 5 Allstate Life Book Value per Common Share 6 Segment Results and Other Statistics 25 Return on Common Shareholders' Equity 7 Return on Equity 26 Debt to Capital 8 Policies in Force 9 Allstate Benefits Premiums Written for Allstate Protection and Service Businesses 10 Segment Results and Other Statistics 27 Return on Equity 28 Property-Liability Results 11 Allstate Annuities Catastrophe Losses 12 Segment Results and Other Statistics 29 Prior Year Reserve Reestimates 13 Return on Equity 30 Catastrophe Losses included in Prior Year Reserve Reestimates 14 Allstate Protection Corporate and Other Allstate Brand Profitability Measures 15 Corporate and Other Segment Results 31 Allstate Brand Statistics 16 Encompass Brand Profitability Measures and Statistics 17 Investments Auto Profitability Measures by Brand 18 Investment Position 32 Homeowners Profitability Measures by Brand 19 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) 33 Other Personal Lines Profitability Measures by Brand 20 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) by Segment 34,35 Commercial Lines Profitability Measures 21 Investment Position and Results by Strategy by Segment 36,37 Discontinued Lines and Coverages Performance-Based Investments 38 Reserves 22 Definitions of Non-GAAP Measures 39,40

The Allstate Corporation
Condensed Consolidated Statements of Operations

($ in millions, except per share data)

	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Revenues									
Property and casualty insurance premiums [1]	$ 9,336	$ 9,223	$ 9,235	$ 9,194	$ 9,094	$ 8,986	$ 8,802	$ 27,794	$ 26,882
Life premiums and contract charges [2]	620	604	617	627	625	621	628	1,841	1,874
Other revenue [3]	272	257	265	260	273	271	250	794	794
Net investment income	832	409	421	689	880	942	648	1,662	2,470
Realized capital gains (losses)	440	704	(462)	702	197	324	662	682	1,183
Total revenues	11,500	11,197	10,076	11,472	11,069	11,144	10,990	32,773	33,203
Costs and expenses									
Property and casualty insurance claims and claims expense	6,072	5,222	5,341	5,749	6,051	6,356	5,820	16,635	18,227
Shelter-in-place payback expense	-	738	210	-	-	-	-	948	-
Life contract benefits	727	497	501	518	513	511	497	1,725	1,521
Interest credited to contractholder funds	150	200	132	153	169	156	162	482	487
Amortization of deferred policy acquisition costs	1,492	1,349	1,401	1,382	1,425	1,362	1,364	4,242	4,151
Operating costs and expenses	1,380	1,451	1,399	1,516	1,414	1,380	1,380	4,230	4,174
Pension and other postretirement remeasurement (gains) losses	(71)	73	318	(251)	225	125	15	320	365
Restructuring and related charges	200	14	5	14	-	9	18	219	27
Amortization of purchased intangibles	31	29	28	30	32	32	32	88	96
Impairment of purchased intangibles	-	-	-	51	-	55	-	-	55
Interest expense	78	79	81	82	80	82	83	238	245
Total costs and expenses	10,059	9,652	9,416	9,244	9,909	10,068	9,371	29,127	29,348
Gain on disposition of operations	1	1	1	3	-	2	1	3	3
Income from operations before income tax expense	1,442	1,546	661	2,231	1,160	1,078	1,620	3,649	3,858
Income tax expense	289	296	112	458	229	227	328	697	784
Net income	1,153	1,250	549	1,773	931	851	1,292	2,952	3,074
Preferred stock dividends	27	26	36	66	42	30	31	89	103
Net income applicable to common shareholders	$ 1,126	$ 1,224	$ 513	$ 1,707	$ 889	$ 821	$ 1,261	$ 2,863	$ 2,971
Earnings per common share [4]									
Net income applicable to common shareholders per common share - Basic	$ 3.62	$ 3.90	$ 1.62	$ 5.32	$ 2.71	$ 2.47	$ 3.79	$ 9.11	$ 8.98
Weighted average common shares - Basic	311.2	313.7	317.4	320.7	327.7	332.0	332.6	314.1	330.8
Net income applicable to common shareholders per common share - Diluted	$ 3.58	$ 3.86	$ 1.59	$ 5.23	$ 2.67	$ 2.44	$ 3.74	$ 9.01	$ 8.85
Weighted average common shares - Diluted	314.1	317.0	322.4	326.3	333.0	336.9	337.5	317.9	335.7
Cash dividends declared per common share	$ 0.54	$ 0.54	$ 0.54	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 1.62	$ 1.50

(1) Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners, other personal lines and commercial lines insurance products, as well as consumer product protection plans, roadside assistance, and finance and insurance products.

(2) Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products.

(3) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions.

(4) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

The Allstate Corporation 3Q20 Supplement 1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Contribution to income									
Net income applicable to common shareholders	$ 1,126	$ 1,224	$ 513	$ 1,707	$ 889	$ 821	$ 1,261	$ 2,863	$ 2,971
Realized capital (gains) losses, after-tax	(346)	(554)	366	(553)	(155)	(256)	(524)	(534)	(935)
Pension and other postretirement remeasurement (gains) losses, after-tax	(56)	58	251	(199)	179	99	11	253	289
Curtailment gain, after-tax	(7)	-	-	-	-	-	-	(7)	-
Valuation changes on embedded derivatives not hedged, after-tax	-	41	(14)	-	10	2	3	27	15
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	4	(11)	3	3	(1)	1	2	(4)	2
Premium deficiency for immediate annuities, after-tax	178	-	-	-	-	-	-	178	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	(1)	-	(1)	-	(2)
Business combination expenses and the amortization of purchased intangibles, after-tax	24	23	22	24	25	26	25	69	76
Impairment of purchased intangibles, after-tax	-	-	-	40	-	43	-	-	43
Gain on disposition of operations, after-tax	-	(1)	(1)	(2)	-	(1)	(1)	(2)	(2)
Adjusted net income*	$ 923	$ 780	$ 1,140	$ 1,020	$ 946	$ 735	$ 776	$ 2,843	$ 2,457
Income per common share - Diluted									
Net income applicable to common shareholders	$ 3.58	$ 3.86	$ 1.59	$ 5.23	$ 2.67	$ 2.44	$ 3.74	$ 9.01	$ 8.85
Realized capital (gains) losses, after-tax	(1.10)	(1.75)	1.13	(1.69)	(0.47)	(0.76)	(1.55)	(1.68)	(2.79)
Pension and other postretirement remeasurement (gains) losses, after-tax	(0.18)	0.18	0.78	(0.61)	0.54	0.29	0.03	0.79	0.86
Curtailment gain, after-tax	(0.02)	-	-	-	-	-	-	(0.02)	-
Valuation changes on embedded derivatives not hedged, after-tax	-	0.13	(0.04)	-	0.03	-	0.01	0.08	0.05
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	0.01	(0.03)	0.01	0.01	-	-	-	(0.01)	0.01
Premium deficiency for immediate annuities, after-tax	0.57	-	-	-	-	-	-	0.56	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-	(0.01)
Business combination expenses and the amortization of purchased intangibles, after-tax	0.08	0.07	0.07	0.07	0.07	0.08	0.07	0.22	0.23
Impairment of purchased intangibles, after-tax	-	-	-	0.12	-	0.13	-	-	0.13
Gain on disposition of operations, after-tax	-	-	-	-	-	-	-	(0.01)	(0.01)
Adjusted net income*	$ 2.94	$ 2.46	$ 3.54	$ 3.13	$ 2.84	$ 2.18	$ 2.30	$ 8.94	$ 7.32
Weighted average common shares - Diluted	314.1	317.0	322.4	326.3	333.0	336.9	337.5	317.9	335.7

The Allstate Corporation 3Q20 Supplement

2

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
				Three months ended September 30, 2020						
Premiums and contract charges	$ 8,952	$ -	$ 8,952	$ 384	$ 330	$ 287	$ 3	$ -	$ -	$ 9,956
Intersegment insurance premiums and service fees	-	-	-	36	-	-	-	-	(36)	-
Other revenue	192	-	192	52	28	-	-	-	-	272
Claims and claims expense	(5,833)	(135)	(5,968)	(107)	-	-	-	-	3	(6,072)
Shelter-in-Place Payback expense	-	-	-	-	-	-	-	-	-	-
Contract benefits and interest credited to contractholder funds	-	-	-	-	(324)	(136)	(417)	-	-	(877)
Amortization of deferred policy acquisition costs	(1,158)	-	(1,158)	(169)	(106)	(59)	-	-	-	(1,492)
Operating costs and expenses	(1,075)	-	(1,075)	(160)	(81)	(68)	(6)	(23)	33	(1,380)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	71	-	71
Restructuring and related charges	(187)	-	(187)	2	(2)	-	(2)	(11)	-	(200)
Amortization of purchased intangibles	(3)	-	(3)	(28)	-	-	-	-	-	(31)
Interest expense	-	-	-	-	-	-	-	(78)	-	(78)
Underwriting income (loss)	$ 888	$ (135)	753							
Net investment income			422	12	123	18	245	12	-	832
Realized capital gains (losses)			292	14	9	3	112	10	-	440
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(302)	(6)	10	(9)	13	5	-	(289)
Preferred stock dividends			-	-	-	-	-	(27)	-	(27)
Net income (loss) applicable to common shareholders			$ 1,165	$ 30	$ (13)	$ 36	$ (51)	$ (41)	$ -	$ 1,126
Realized capital (gains) losses, after-tax			(230)	(11)	(6)	(3)	(89)	(7)	-	(346)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	(56)	-	(56)
Curtailment gain, after-tax			-	-	-	-	-	(7)	-	(7)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	1	-	(1)	-	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	4	-	-	-	-	4
Premium deficiency for immediate annuities, after-tax			-	-	-	-	178	-	-	178
Business combination expenses and the amortization of purchased intangibles, after-tax			3	21	-	-	-	-	-	24
Gain on disposition of operations, after-tax			-	-	-	-	-	-	-	-
Adjusted net income (loss) *			$ 938	$ 40 [1]	$ (14) [1]	$ 33 [1]	$ 37 [1]	$ (111) [1]	$ -	$ 923
				Three months ended September 30, 2019						
Premiums and contract charges	$ 8,782	$ -	$ 8,782	$ 312	$ 331	$ 291	$ 3	$ -	$ -	$ 9,719
Intersegment insurance premiums and service fees	-	-	-	44	-	-	-	-	(44)	-
Other revenue	195	-	195	47	31	-	-	-	-	273
Claims and claims expense	(5,862)	(98)	(5,960)	(93)	-	-	-	-	2	(6,051)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(287)	(170)	(225)	-	-	(682)
Amortization of deferred policy acquisition costs	(1,167)	-	(1,167)	(139)	(84)	(33)	(2)	-	-	(1,425)
Operating costs and expenses	(1,112)	(1)	(1,113)	(171)	(77)	(69)	(7)	(19)	42	(1,414)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	(225)	-	(225)
Restructuring and related charges	1	-	1	(1)	-	-	-	-	-	-
Amortization of purchased intangibles	(1)	-	(1)	(31)	-	-	-	-	-	(32)
Impairment of purchased intangibles	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	(80)	-	(80)
Underwriting income (loss)	$ 836	$ (99)	737							
Net investment income			448	11	128	21	251	21	-	880
Realized capital gains (losses)			163	4	5	2	20	3	-	197
Gain on disposition of operations			-	-	-	-	-	-	-	-
Income tax (expense) benefit			(272)	4	(7)	(9)	(9)	64	-	(229)
Preferred stock dividends			-	-	-	-	-	(42)	-	(42)
Net income (loss) applicable to common shareholders			$ 1,076	$ (13)	$ 40	$ 33	$ 31	$ (278)	$ -	$ 889
Realized capital (gains) losses, after-tax			(127)	(4)	(4)	(2)	(16)	(2)	-	(155)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	179	-	179
Valuation changes on embedded derivatives not hedged, after-tax			-	-	9	-	1	-	-	10
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	(1)	-	-	-	-	(1)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax			-	25	-	-	-	-	-	25
Impairment of purchased intangibles, after-tax			-	-	-	-	-	-	-	-
Gain on disposition of operations, after-tax			-	-	-	-	-	-	-	-
Adjusted net income (loss) *			$ 948	$ 8 [1]	$ 44 [1]	$ 31 [1]	$ 16 [1]	$ (101) [1]	$ -	$ 946

[1] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 3Q20 Supplement

3

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Nine months ended September 30, 2020										
Premiums and contract charges	$ 26,696	$ -	$ 26,696	$ 1,098	$ 1,002	$ 832	$ 7	$ -	$ -	$ 29,635
Intersegment insurance premiums and service fees	-	-	-	109	-	-	-	-	(109)	-
Other revenue	555	-	555	155	84	-	-	-	-	794
Claims and claims expense	(16,219)	(139)	(16,358)	(284)	-	-	-	-	7	(16,635)
Shelter-in-Place Payback expense	(948)	-	(948)	-	-	-	-	-	-	(948)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(944)	(418)	(845)	-	-	(2,207)
Amortization of deferred policy acquisition costs	(3,474)	-	(3,474)	(482)	(144)	(139)	(3)	-	-	(4,242)
Operating costs and expenses	(3,261)	(2)	(3,263)	(484)	(240)	(253)	(19)	(73)	102	(4,230)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	(320)	-	(320)
Restructuring and related charges	(199)	-	(199)	(1)	(5)	(1)	(2)	(11)	-	(219)
Amortization of purchased intangibles	(7)	-	(7)	(81)	-	-	-	-	-	(88)
Interest expense	-	-	-	-	-	-	-	(238)	-	(238)
Underwriting income (loss)	$ 3,143	$ (141)	3,002							
Net investment income			802	33	374	58	358	37	-	1,662
Realized capital gains (losses)			571	9	(3)	-	88	17	-	682
Gain on disposition of operations			-	-	-	-	3	-	-	3
Income tax (expense) benefit			(876)	(13)	(9)	(17)	91	127	-	(697)
Preferred stock dividends			-	-	-	-	-	(89)	-	(89)
Net income (loss) applicable to common shareholders			$ 3,499	$ 59	$ 115	$ 62	$ (322)	$ (550)	$ -	$ 2,863
Realized capital (gains) losses, after-tax			(447)	(7)	3	-	(70)	(13)	-	(534)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	253	-	253
Curtailment gain, after-tax			-	-	-	-	-	(7)	-	(7)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	24	-	3	-	-	27
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	(4)	-	-	-	-	(4)
Premium deficiency for immediate annuities, after-tax			-	-	-	-	178	-	-	178
Business combination expenses and the amortization of purchased intangibles, after-tax			6	63	-	-	-	-	-	69
Gain on disposition of operations, after-tax			-	-	-	-	(2)	-	-	(2)
Adjusted net income (loss) *			$ 3,058	$ 115 (1)	$ 138 (1)	$ 62 (1)	$ (213) (1)	$ (317) (1)	$ -	$ 2,843
Nine months ended September 30, 2019										
Premiums and contract charges	$ 25,970	$ -	$ 25,970	$ 912	$ 1,001	$ 863	$ 10	$ -	$ -	$ 28,756
Intersegment insurance premiums and service fees	-	-	-	110	-	-	-	-	(110)	-
Other revenue	561	-	561	142	91	-	-	-	-	794
Claims and claims expense	(17,859)	(103)	(17,962)	(271)	-	-	-	-	6	(18,227)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(859)	(475)	(674)	-	-	(2,008)
Amortization of deferred policy acquisition costs	(3,494)	-	(3,494)	(400)	(141)	(111)	(5)	-	-	(4,151)
Operating costs and expenses	(3,240)	(2)	(3,242)	(480)	(259)	(211)	(22)	(64)	104	(4,174)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	(365)	-	(365)
Restructuring and related charges	(26)	-	(26)	-	(1)	-	-	-	-	(27)
Amortization of purchased intangibles	(3)	-	(3)	(93)	-	-	-	-	-	(96)
Impairment of purchased intangibles	-	-	-	(55)	-	-	-	-	-	(55)
Interest expense	-	-	-	-	-	-	-	(245)	-	(245)
Underwriting income (loss)	$ 1,909	$ (105)	1,804							
Net investment income			1,210	30	380	61	737	52	-	2,470
Realized capital gains (losses)			916	21	1	8	224	13	-	1,183
Gain on disposition of operations			-	-	-	-	3	-	-	3
Income tax (expense) benefit			(809)	19	(39)	(29)	(57)	131	-	(784)
Preferred stock dividends			-	-	-	-	-	(103)	-	(103)
Net income (loss) applicable to common shareholders			$ 3,121	$ (65)	$ 174	$ 106	$ 216	$ (581)	$ -	$ 2,971
Realized capital (gains) losses, after-tax			(724)	(17)	-	(7)	(177)	(10)	-	(935)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	289	-	289
Valuation changes on embedded derivatives not hedged, after-tax			-	-	9	-	6	-	-	15
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	2	-	-	-	-	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(2)	-	-	-	-	-	-	(2)
Business combination expenses and the amortization of purchased intangibles, after-tax			2	74	-	-	-	-	-	76
Impairment of purchased intangibles, after-tax			-	43	-	-	-	-	-	43
Gain on disposition of operations, after-tax			-	-	-	-	(2)	-	-	(2)
Adjusted net income (loss) *			$ 2,397	$ 35 (1)	$ 185 (1)	$ 99 (1)	$ 43 (1)	$ (302) (1)	$ -	$ 2,457

(1) Adjusted net income is the segment measure used for each business.

The Allstate Corporation 3Q20 Supplement 4

The Allstate Corporation
Condensed Consolidated Statements of Financial Position

($ in millions)	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019
Assets					
Investments					
Fixed income securities, at fair value (1)	$ 66,551	$ 64,448	$ 59,857	$ 59,044	$ 59,259
Equity securities, at fair value (2)	4,395	4,212	3,701	8,162	8,206
Mortgage loans, net	4,655	4,774	4,759	4,817	4,694
Limited partnership interests	7,232	6,941	7,087	8,078	7,990
Short-term, at fair value	4,559	5,344	5,671	4,256	5,254
Other, net	3,805	3,918	3,767	4,005	3,904
Total investments	91,197	89,637	84,842	88,362	89,307
Cash	370	547	338	338	587
Premium installment receivables, net	6,609	6,367	6,401	6,472	6,558
Deferred policy acquisition costs	4,661	4,683	4,742	4,699	4,683
Reinsurance and indemnification recoverables, net	9,097	9,290	9,214	9,211	9,363
Accrued investment income	616	605	593	600	613
Property and equipment, net	1,076	1,100	1,123	1,145	1,092
Goodwill	2,544	2,544	2,544	2,545	2,545
Other assets, net	3,516	3,587	3,876	3,534	3,383
Separate Accounts	3,064	2,906	2,434	3,044	2,942
Total assets	$ 122,750	$ 121,266	$ 116,107	$ 119,950	$ 121,073
Liabilities					
Reserve for property and casualty insurance claims and claims expense	$ 27,987	$ 27,426	$ 27,148	$ 27,712	$ 28,076
Reserve for life-contingent contract benefits	12,759	12,471	12,244	12,300	12,378
Contractholder funds	17,288	17,396	17,404	17,692	17,804
Unearned premiums	16,029	15,448	14,999	15,343	15,343
Claim payments outstanding	1,013	882	892	929	952
Deferred income taxes	905	842	331	1,154	1,079
Other liabilities and accrued expenses	9,807	10,275	9,849	9,147	9,729
Long-term debt	6,635	6,634	6,633	6,631	6,630
Separate Accounts	3,064	2,906	2,434	3,044	2,942
Total liabilities	95,487	94,280	91,934	93,952	94,933
Equity					
Preferred stock and additional capital paid-in (3)(4)	1,970	1,970	1,970	2,248	3,052
Common stock (5)	9	9	9	9	9
Additional capital paid-in	3,453	3,541	3,519	3,463	3,511
Retained income	50,336	49,380	48,326	48,074	46,527
Deferred ESOP expense	-	-	-	-	(3)
Treasury stock, at cost (6)	(31,338)	(30,542)	(30,209)	(29,746)	(29,063)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses	2,744	2,602	530	1,887	2,023
Unrealized foreign currency translation adjustments	(64)	(89)	(98)	(59)	(50)
Unamortized pension and other postretirement prior service credit	153	115	126	122	134
Total accumulated other comprehensive income	2,833	2,628	558	1,950	2,107
Total shareholders' equity	27,263	26,986	24,173	25,998	26,140
Total liabilities and shareholders' equity	$ 122,750	$ 121,266	$ 116,107	$ 119,950	$ 121,073

(1) Amortized cost, net was $62,267, $60,534, $58,945, $56,293 and $56,263 as of September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively.

(2) Cost was $3,867, $3,817, $3,631, $6,568, and $6,930 as of September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively.

(3) Preferred shares outstanding were 81.0 thousand at September 30, 2020, June 30, 2020 and March 31, 2020, 92.5 thousand at December 31, 2019 and 125.8 thousand at September 30, 2019.

(4) On January 15, 2020, we redeemed all 11,500 shares of our Fixed Rate Noncumulative Perpetual Preferred Stock, Series A.

(5) Common shares outstanding were 304,059,745; 312,720,127; 315,485,956; 318,791,191 and 324,988,765 as of September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively.

(6) Treasury shares outstanding were 596 million, 587 million, 585 million, 581 million, and 575 million as of September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively.

The Allstate Corporation 3Q20 Supplement 5

The Allstate Corporation
Book Value per Common Share

($ in millions, except per share data)	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Book value per common share							
Numerator:							
Common shareholders' equity [(1)]	$ 25,293	$ 25,016	$ 22,203	$ 23,750	$ 23,088	$ 22,546	$ 21,488
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	307.0	315.8	318.7	324.8	330.6	335.1	337.9
Book value per common share	$ 82.39	$ 79.21	$ 69.67	$ 73.12	$ 69.84	$ 67.28	$ 63.59
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities							
Numerator:							
Common shareholders' equity	$ 25,293	$ 25,016	$ 22,203	$ 23,750	$ 23,088	$ 22,546	$ 21,488
Less: Unrealized net capital gains and losses on fixed income securities	2,750	2,610	534	1,893	2,028	1,658	975
Adjusted common shareholders' equity	$ 22,543	$ 22,406	$ 21,669	$ 21,857	$ 21,060	$ 20,888	$ 20,513
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	307.0	315.8	318.7	324.8	330.6	335.1	337.9
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 73.43	$ 70.95	$ 67.99	$ 67.29	$ 63.70	$ 62.33	$ 60.71

(1) Excludes equity related to preferred stock of $1,970 million at September 30, 2020, June 30, 2020 and March 31, 2020, $2,248 million at December 31, 2019, $3,052 million at September 30, 2019 and $1,930 million at June 30, 2019 and March 31, 2019.

The Allstate Corporation 3Q20 Supplement 6

The Allstate Corporation
Return on Common Shareholders' Equity

($ in millions)

	Twelve months ended						
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on common shareholders' equity							
Numerator:							
Net income applicable to common shareholders [(1)(2)]	$ 4,570	$ 4,333	$ 3,930	$ 4,678	$ 2,386	$ 2,439	$ 2,296
Denominator:							
Beginning common shareholders' equity	$ 23,088	$ 22,546	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Ending common shareholders' equity [(3)]	25,293	25,016	22,203	23,750	23,088	22,546	21,488
Average common shareholders' equity [(4)]	$ 24,191	$ 23,781	$ 21,846	$ 21,566	$ 22,222	$ 21,683	$ 21,229
Return on common shareholders' equity	18.9 %	18.2 %	18.0 %	21.7 %	10.7 %	11.2 %	10.8 %
Adjusted net income return on common shareholders' equity							
Numerator:							
Adjusted net income * [(1)]	$ 3,863	$ 3,886	$ 3,841	$ 3,477	$ 3,009	$ 2,822	$ 2,797
Denominator:							
Beginning common shareholders' equity	$ 23,088	$ 22,546	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Less: Unrealized net capital gains and losses	2,023	1,654	972	(2)	(16)	54	187
Adjusted beginning common shareholders' equity	21,065	20,892	20,516	19,384	21,372	20,765	20,783
Ending common shareholders' equity	25,293	25,016	22,203	23,750	23,088	22,546	21,488
Less: Unrealized net capital gains and losses	2,744	2,602	530	1,887	2,023	1,654	972
Adjusted ending common shareholders' equity	22,549	22,414	21,673	21,863	21,065	20,892	20,516
Average adjusted common shareholders' equity [(4)]	$ 21,807	$ 21,653	$ 21,095	$ 20,624	$ 21,219	$ 20,829	$ 20,650
Adjusted net income return on common shareholders' equity *	17.7 %	17.9 %	18.2 %	16.9 %	14.2 %	13.5 %	13.5 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $2 million Tax legislation expense for the period ended September 30, 2019 and $29 million Tax legislation benefit for the period ended June 30, 2019 and March 31, 2019.
(3) Excludes equity related to preferred stock of $1,970 million at September 30, 2020, June 30, 2020 and March 31, 2020, $2,248 million at December 31, 2019, $3,052 million at September 30, 2019 and $1,930 million at June 30, 2019 and March 31, 2019.
(4) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 3Q20 Supplement 7

The Allstate Corporation
Debt to Capital

($ in millions)	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Debt							
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	6,635	6,634	6,633	6,631	6,630	6,628	6,453
Total debt	$ 6,635	$ 6,634	$ 6,633	$ 6,631	$ 6,630	$ 6,628	$ 6,453
Capital resources							
Debt	$ 6,635	$ 6,634	$ 6,633	$ 6,631	$ 6,630	$ 6,628	$ 6,453
Shareholders' equity							
Preferred stock and additional capital paid-in	1,970	1,970	1,970	2,248	3,052	1,930	1,930
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,453	3,541	3,519	3,463	3,511	3,477	3,291
Retained income	50,336	49,380	48,326	48,074	46,527	45,803	45,148
Deferred ESOP expense	-	-	-	-	(3)	(3)	(3)
Treasury stock	(31,338)	(30,542)	(30,209)	(29,746)	(29,063)	(28,500)	(28,042)
Unrealized net capital gains and losses	2,744	2,602	530	1,887	2,023	1,654	972
Unrealized foreign currency translation adjustments	(64)	(89)	(98)	(59)	(50)	(40)	(44)
Unamortized pension and other postretirement prior service credit	153	115	126	122	134	146	157
Total shareholders' equity	27,263	26,986	24,173	25,998	26,140	24,476	23,418
Total capital resources	$ 33,898	$ 33,620	$ 30,806	$ 32,629	$ 32,770	$ 31,104	$ 29,871
Ratio of debt to shareholders' equity	24.3 %	24.6 %	27.4 %	25.5 %	25.4 %	27.1 %	27.6 %
Ratio of debt to capital resources	19.6 %	19.7 %	21.5 %	20.3 %	20.2 %	21.3 %	21.6 %

The Allstate Corporation 3Q20 Supplement

8

The Allstate Corporation Policies in Force and Other Statistics Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2020 2020 2020 2019 2019 2019 2019 Policies in force statistics (in thousands) (1) Allstate Protection Allstate brand Auto 21,900 21,978 21,826 21,913 21,882 21,849 21,693 Homeowners 6,414 6,391 6,360 6,359 6,341 6,322 6,296 Landlord 643 650 654 659 664 671 677 Renters 1,751 1,739 1,730 1,729 1,727 1,716 1,703 Condominium 705 688 676 676 673 671 668 Other 1,356 1,338 1,325 1,326 1,325 1,317 1,306 Other personal lines 4,455 4,415 4,385 4,390 4,389 4,375 4,354 Commercial lines 219 221 224 227 228 229 230 Total 32,988 33,005 32,795 32,889 32,840 32,775 32,573 Encompass brand Auto 460 473 485 493 496 497 499 Homeowners 220 225 230 234 235 236 237 Other personal lines 73 74 75 76 77 77 78 Total 753 772 790 803 808 810 814 Allstate Protection policies in force 33,741 33,777 33,585 33,692 33,648 33,585 33,387 Service Businesses Allstate Protection Plans 125,831 120,301 107,124 99,632 89,783 83,968 77,866 Allstate Dealer Services 4,075 4,101 4,096 4,205 4,224 4,253 4,294 Allstate Roadside Services 558 562 576 599 617 635 649 Allstate Identity Protection (2) 2,490 2,312 1,932 1,511 1,318 1,260 1,211 Total 132,954 127,276 113,728 105,947 95,942 90,116 84,020 Allstate Life 1,874 1,892 1,902 1,923 1,926 1,933 1,936 Allstate Benefits 4,092 4,410 4,309 4,183 4,287 4,296 4,322 Allstate Annuities 181 185 188 192 197 201 206 Total policies in force 172,842 167,540 153,712 145,937 136,000 130,131 123,871 Agency data (3) Total Allstate agencies (4) 12,500 12,600 12,700 12,900 12,800 12,700 12,700 Licensed sales professionals (5) 24,400 24,700 25,800 27,100 26,800 26,700 26,800 Allstate independent agencies 4,800 4,400 3,800 3,400 3,300 3,200 3,000 Encompass independent agencies 3,100 3,000 2,900 2,800 2,800 2,800 2,700 (1) Policy counts are based on items rather than customers. • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. • Commercial lines PIF for shared economy agreements typically reflect contracts that cover multiple drivers as opposed to individual drivers. • Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. • Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. • Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. • Allstate Protection Plans represents active consumer product protection plans. • Allstate Identity Protection reflects individual customer counts for identity protection products. • Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. • Allstate Benefits reflects certificate counts as opposed to group counts. (2) As of September 30, 2020, total customer counts included free services provided to 202 thousand Allstate Identity Protection subscribers for the remainder of 2020 as part of the continued support during the Coronavirus pandemic. (3) Rounded to the nearest hundred. (4) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada. (5) Represents employees of Allstate agencies who are licensed to sell Allstate products. The Allstate Corporation 3Q20 Supplement 9

The Allstate Corporation
Premiums Written for Allstate Protection and Service Businesses

($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept 30, 2020	Sept 30, 2019
Allstate Protection									
Allstate brand [1]									
Auto	$ 6,192	$ 6,054	$ 6,091	$ 5,931	$ 6,123	$ 5,940	$ 5,928	$ 18,337	$ 17,991
Homeowners	2,234	2,178	1,645	1,888	2,178	2,109	1,589	6,057	5,876
Landlord	141	137	125	135	141	134	124	403	399
Renters	94	82	73	72	89	80	71	249	240
Condominium	93	87	64	70	78	75	62	244	215
Other	193	201	151	158	187	191	144	545	522
Other personal lines	521	507	413	435	495	480	401	1,441	1,376
Commercial lines	188	170	221	243	238	236	185	579	659
Total	9,135	8,909	8,370	8,497	9,034	8,765	8,103	26,414	25,902
Encompass brand									
Auto	134	136	118	127	147	146	120	388	413
Homeowners	105	106	87	94	110	111	86	298	307
Other personal lines	21	21	17	19	21	21	18	59	60
Total	260	263	222	240	278	278	224	745	780
Total Allstate Protection									
Auto	6,326	6,190	6,209	6,058	6,270	6,086	6,048	18,725	18,404
Homeowners	2,339	2,284	1,732	1,982	2,288	2,220	1,675	6,355	6,183
Other personal lines	542	528	430	454	516	501	419	1,500	1,436
Commercial lines	188	170	221	243	238	236	185	579	659
Total	9,395	9,172	8,592	8,737	9,312	9,043	8,327	27,159	26,682
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ 9,395	$ 9,172	$ 8,592	$ 8,737	$ 9,312	$ 9,043	$ 8,327	$ 27,159	$ 26,682
Service Businesses [2]									
Allstate Protection Plans	$ 300	$ 310	$ 221	$ 278	$ 181	$ 167	$ 206	$ 831	$ 554
Allstate Dealer Services	139	113	107	123	126	120	99	359	345
Allstate Roadside Services	46	44	51	52	57	63	63	141	183
Total	485	467	379	453	364	350	368	1,331	1,082
Total premiums written	$ 9,880	$ 9,639	$ 8,971	$ 9,190	$ 9,676	$ 9,393	$ 8,695	$ 28,490	$ 27,764
Non-proprietary premiums									
Ivantage [3]	$ 1,936	$ 1,926	$ 1,916	$ 1,901	$ 1,871	$ 1,840	$ 1,806	$ 1,936	$ 1,871
Answer Financial [4]	148	146	144	134	153	150	145	438	448
[1] Canada premiums included in Allstate brand									
Auto	$ 335	$ 297	$ 239	$ 253	$ 291	$ 287	$ 205	$ 871	$ 783
Homeowners	97	97	67	79	93	87	58	261	238
Other personal lines	34	35	24	30	32	28	20	93	80
Total	$ 466	$ 429	$ 330	$ 362	$ 416	$ 402	$ 283	$ 1,225	$ 1,101

[2] There are no premiums written for Arity or Allstate Identity Protection, which are part of the Service Businesses segment. Revenues for Arity and Allstate Identity Protection are primarily reported as intersegment service fees and other revenue.

[3] Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 were $47 million, $44 million, $39 million, $41 million, $45 million, $45 million and $37 million, respectively.

[4] Represents non-proprietary premiums written for the period. Commissions earned for the three and nine months ended September 30, 2020 were $17 million and $52 million, respectively.

The Allstate Corporation 3Q20 Supplement 10

The Allstate Corporation Property-Liability Results ($ in millions, except ratios) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept 30, Sept 30, 2020 2020 2020 2019 2019 2019 2019 2020 2019 Premiums written $ 9,395 $ 9,172 $ 8,592 $ 8,737 $ 9,312 $ 9,043 $ 8,327 $ 27,159 $ 26,682 Decrease (increase) in unearned premiums (470) (349) 370 129 (538) (384) 179 (449) (743) Other - 40 (81) 7 8 22 1 (41) 31 Premiums earned 8,952 8,863 8,881 8,873 8,782 8,681 8,507 26,696 25,970 Other revenue 192 182 181 180 195 190 176 555 561 Claims and claims expense (5,968) (5,139) (5,251) (5,660) (5,960) (6,272) (5,730) (16,358) (17,962) Shelter-in-Place Payback expense - (738) (210) - - - - (948) - Amortization of deferred policy acquisition costs (1,158) (1,149) (1,167) (1,155) (1,167) (1,163) (1,164) (3,474) (3,494) Operating costs and expenses (1,078) (1,107) (1,085) (1,175) (1,114) (1,060) (1,071) (3,270) (3,245) Restructuring and related charges (187) (8) (4) (12) 1 (9) (18) (199) (26) Impairment of purchased intangibles - - - (51) - - - - - Underwriting income (1) 753 904 1,345 1,000 737 367 700 3,002 1,804 Net investment income 422 178 202 323 448 471 291 802 1,210 Income tax expense on operations (240) (209) (303) (270) (236) (179) (202) (752) (617) Realized capital gains (losses), after-tax 230 299 (82) 437 127 204 393 447 724 Net income applicable to common shareholders $ 1,165 $ 1,172 $ 1,162 $ 1,490 $ 1,076 $ 863 $ 1,182 $ 3,499 $ 3,121 Catastrophe losses $ 990 $ 1,186 $ 211 $ 295 $ 510 $ 1,072 $ 680 $ 2,387 $ 2,262 Amortization of purchased intangibles $ 3 $ 3 $ 1 $ 1 $ 1 $ 1 $ 1 $ 7 $ 3 Operating ratios Loss ratio 66.7 58.0 59.1 63.8 67.9 72.3 67.4 61.3 69.2 Expense ratio (2) 24.9 31.8 25.8 24.9 23.7 23.5 24.4 27.5 23.9 Combined ratio 91.6 89.8 84.9 88.7 91.6 95.8 91.8 88.8 93.1 Loss ratio 66.7 58.0 59.1 63.8 67.9 72.3 67.4 61.3 69.2 Less: effect of catastrophe losses 11.1 13.4 2.4 3.3 5.8 12.3 8.0 8.9 8.7 effect of prior year non-catastrophe reserve reestimates 0.8 (0.4) 0.3 (0.1) (0.5) (0.9) (0.4) 0.3 (0.6) Underlying loss ratio * 54.8 45.0 56.4 60.6 62.6 60.9 59.8 52.1 61.1 Reconciliation of combined ratio to underlying combined ratio Combined ratio 91.6 89.8 84.9 88.7 91.6 95.8 91.8 88.8 93.1 Effect of catastrophe losses (11.1) (13.4) (2.4) (3.3) (5.8) (12.3) (8.0) (8.9) (8.7) Effect of prior year non-catastrophe reserve reestimates (0.8) 0.4 (0.3) 0.1 0.5 0.9 0.4 (0.3) 0.6 Effect of impairment of purchased intangibles - - - (0.6) - - - - - Underlying combined ratio * 79.7 76.8 82.2 84.9 86.3 84.4 84.2 79.6 85.0 Effect of restructuring and related charges on combined ratio 2.1 0.1 - 0.1 - 0.1 0.2 0.7 0.1 Effect of Discontinued Lines and Coverages on combined ratio 1.5 - 0.1 - 1.1 0.1 0.1 0.6 0.5 Effect of Shelter-in-Place Payback expense on combined and expense ratios - 8.3 2.4 - - - - 3.6 - (1) Underwriting income (loss) Allstate brand $ 843 $ 901 $ 1,333 $ 987 $ 852 $ 364 $ 705 $ 3,077 $ 1,921 Encompass brand 43 6 14 17 (15) 7 (2) 63 (10) Answer Financial 2 - 1 (1) (1) (1) - 3 (2) Total underwriting income for Allstate Protection 888 907 1,348 1,003 836 370 703 3,143 1,909 Discontinued Lines and Coverages (135) (3) (3) (3) (99) (3) (3) (141) (105) Total underwriting income for Property-Liability $ 753 $ 904 $ 1,345 $ 1,000 $ 737 $ 367 $ 700 $ 3,002 $ 1,804 (2) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 3Q20 Supplement 11

The Allstate Corporation
Property-Liability Catastrophe Losses

($ in millions, except ratios)

	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Allstate Protection [(1)]									
Allstate brand									
Auto	$ 99	$ 131	$ 13	$ 4	$ 139	$ 189	$ 71	$ 243	$ 399
Homeowners	808	901	172	255	299	796	514	1,881	1,609
Other personal lines	66	86	12	19	23	57	64	164	144
Commercial lines	12	9	2	5	2	4	1	23	7
Total	985	1,127	199	283	463	1,046	650	2,311	2,159
Encompass brand									
Auto	3	4	-	-	4	3	3	7	10
Homeowners	3	52	11	12	41	22	25	66	88
Other personal lines	(1)	3	1	-	2	1	2	3	5
Total	5	59	12	12	47	26	30	76	103
Allstate Protection									
Auto	102	135	13	4	143	192	74	250	409
Homeowners	811	953	183	267	340	818	539	1,947	1,697
Other personal lines	65	89	13	19	25	58	66	167	149
Commercial lines	12	9	2	5	2	4	1	23	7
Total	990	1,186	211	295	510	1,072	680	2,387	2,262
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ 990	$ 1,186	$ 211	$ 295	$ 510	$ 1,072	$ 680	$ 2,387	$ 2,262
Effect of catastrophe losses on combined ratio [(2)]									
Allstate Protection									
Auto	1.2	1.5	0.2	-	1.6	2.2	0.9	0.9	1.6
Homeowners	9.1	10.8	2.1	3.0	3.9	9.4	6.3	7.3	6.5
Other personal lines	0.7	1.0	0.1	0.2	0.3	0.7	0.8	0.6	0.6
Commercial lines	0.1	0.1	-	0.1	-	-	-	0.1	-
Total	11.1	13.4	2.4	3.3	5.8	12.3	8.0	8.9	8.7
10-year average effect of catastrophe losses on combined ratio	7.4	14.4	6.1	5.9	6.9	14.0	6.8	8.4	8.5

(1) Includes $452 million for Allstate brand and $43 million for Encompass of favorable reserve reestimates for the three months ended September 30, 2020, related to the PG&E Corporation and Southern California Edison subrogation settlements, which primarily impacted homeowners.

(2) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned.

The Allstate Corporation 3Q20 Supplement 12

The Allstate Corporation
Property-Liability Prior Year Reserve Reestimates

($ in millions, except ratios)	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Prior year reserve reestimates [1]									
Allstate Protection [2]									
Allstate brand									
Auto	$ (61)	$ (53)	$ 12	$ (12)	$ (152)	$ (95)	$ (54)	$ (102)	$ (301)
Homeowners	(418)	23	(6)	6	(1)	-	45	(401)	44
Other personal lines	(52)	(2)	(4)	(9)	10	(1)	10	(58)	19
Commercial lines	2	21	6	-	-	13	4	29	17
Total	(529)	(11)	8	(15)	(143)	(83)	5	(532)	(221)
Encompass brand									
Auto	1	(1)	1	-	(1)	(9)	-	1	(10)
Homeowners	(38)	-	(1)	-	3	4	8	(39)	15
Other personal lines	(6)	-	(2)	-	(1)	2	(3)	(8)	(2)
Total	(43)	(1)	(2)	-	1	(3)	5	(46)	3
Total Allstate Protection									
Auto	(60)	(54)	13	(12)	(153)	(104)	(54)	(101)	(311)
Homeowners	(456)	23	(7)	6	2	4	53	(440)	59
Other personal lines	(58)	(2)	(6)	(9)	9	1	7	(66)	17
Commercial lines	2	21	6	-	-	13	4	29	17
Total	(572)	(12)	6	(15)	(142)	(86)	10	(578)	(218)
Discontinued Lines and Coverages	135	2	2	2	98	3	2	139	103
Total Property-Liability	$ (437)	$ (10)	$ 8	$ (13)	$ (44)	$ (83)	$ 12	$ (439)	$ (115)
Effect of prior year reserve reestimates on combined ratio [1][3]									
Allstate Protection									
Auto	(0.7)	(0.6)	0.2	(0.2)	(1.7)	(1.2)	(0.6)	(0.4)	(1.2)
Homeowners	(5.1)	0.3	(0.1)	0.1	-	-	0.6	(1.7)	0.2
Other personal lines	(0.6)	-	(0.1)	(0.1)	0.1	-	0.1	(0.2)	0.1
Commercial lines	-	0.2	0.1	-	-	0.2	-	0.1	-
Total	(6.4)	(0.1)	0.1	(0.2)	(1.6)	(1.0)	0.1	(2.2)	(0.9)
Discontinued Lines and Coverages	1.5	-	-	-	1.1	0.1	0.1	0.6	0.5
Total Property-Liability	(4.9)	(0.1)	0.1	(0.2)	(0.5)	(0.9)	0.2	(1.6)	(0.4)
Allstate Protection by brand									
Allstate brand	(5.9)	(0.1)	0.1	(0.2)	(1.6)	(1.0)	-	(2.0)	(0.9)
Encompass brand	(0.5)	-	-	-	-	-	0.1	(0.2)	-
Total	(6.4)	(0.1)	0.1	(0.2)	(1.6)	(1.0)	0.1	(2.2)	(0.9)

(1) Favorable reserve reestimates are shown in parentheses.
(2) Includes $452 million for Allstate brand and $43 million for Encompass of favorable reserve reestimates for the three months ended September 30, 2020, related to the PG&E Corporation and Southern California Edison subrogation settlements, which primarily impacted homeowners.
(3) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned.

The Allstate Corporation 3Q20 Supplement 13

The Allstate Corporation
Property-Liability Catastrophe Losses included in Prior Year Reserve Reestimates

($ in millions, except ratios)

	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Allstate Protection [1][2]									
Allstate brand									
Auto	$ (25)	$ (6)	$ (8)	$ (8)	$ (2)	$ (6)	$ (1)	$ (39)	$ (9)
Homeowners	(400)	27	(7)	8	(1)	7	42	(380)	48
Other personal lines	(37)	2	(4)	(4)	(1)	(3)	9	(39)	5
Commercial lines	(2)	2	1	-	(1)	1	(1)	1	(1)
Total	(464)	25	(18)	(4)	(5)	(1)	49	(457)	43
Encompass brand									
Auto	(1)	-	(1)	-	-	-	-	(2)	-
Homeowners	(40)	-	(1)	(1)	3	4	4	(41)	11
Other personal lines	(2)	-	-	-	(1)	-	-	(2)	(1)
Total	(43)	-	(2)	(1)	2	4	4	(45)	10
Total Allstate Protection									
Auto	(26)	(6)	(9)	(8)	(2)	(6)	(1)	(41)	(9)
Homeowners	(440)	27	(8)	7	2	11	46	(421)	59
Other personal lines	(39)	2	(4)	(4)	(2)	(3)	9	(41)	4
Commercial lines	(2)	2	1	-	(1)	1	(1)	1	(1)
Total	(507)	25	(20)	(5)	(3)	3	53	(502)	53
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ (507)	$ 25	$ (20)	$ (5)	$ (3)	$ 3	$ 53	$ (502)	$ 53
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio [1][3]									
Allstate Protection									
Auto	(0.3)	-	(0.1)	(0.1)	-	(0.1)	-	(0.2)	-
Homeowners	(4.9)	0.3	(0.1)	0.1	-	0.1	0.5	(1.6)	0.2
Other personal lines	(0.5)	-	-	(0.1)	-	-	0.1	(0.1)	-
Commercial lines	-	-	-	-	-	-	-	-	-
Total	(5.7)	0.3	(0.2)	(0.1)	-	-	0.6	(1.9)	0.2
Allstate Protection by brand									
Allstate brand	(5.2)	0.3	(0.2)	(0.1)	-	-	0.6	(1.7)	0.2
Encompass brand	(0.5)	-	-	-	-	-	-	(0.2)	-
Total	(5.7)	0.3	(0.2)	(0.1)	-	-	0.6	(1.9)	0.2

(1) Favorable reserve reestimates are shown in parentheses.

(2) Includes $452 million for Allstate brand and $43 million for Encompass of favorable reserve reestimates for the three months ended September 30, 2020, related to the PG&E Corporation and Southern California Edison subrogation settlements, which primarily impacted homeowners.

(3) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned or catastrophe losses.

The Allstate Corporation 3Q20 Supplement

14

The Allstate Corporation
Allstate Brand Profitability Measures

($ in millions, except ratios)

	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Net premiums written	$ 9,135	$ 8,909	$ 8,370	$ 8,497	$ 9,034	$ 8,765	$ 8,103	$ 26,414	$ 25,902
Net premiums earned									
Auto	$ 6,081	$ 6,037	$ 6,020	$ 6,009	$ 5,944	$ 5,900	$ 5,796	$ 18,138	$ 17,640
Homeowners	1,974	1,955	1,936	1,922	1,896	1,859	1,836	5,865	5,591
Other personal lines	466	459	451	451	449	442	439	1,376	1,330
Commercial lines	183	159	218	237	236	226	183	560	645
Total	$ 8,704	$ 8,610	$ 8,625	$ 8,619	$ 8,525	$ 8,427	$ 8,254	$ 25,939	$ 25,206
Other revenue									
Auto	$ 75	$ 71	$ 81	$ 78	$ 80	$ 77	$ 77	$ 227	$ 234
Homeowners	10	11	11	11	12	11	11	32	34
Other personal lines	40	35	29	31	37	35	28	104	100
Commercial lines	1	2	1	2	1	2	1	4	4
Other business lines	47	45	40	42	46	46	38	132	130
Total	$ 173	$ 164	$ 162	$ 164	$ 176	$ 171	$ 155	$ 499	$ 502
Incurred losses									
Auto	$ 3,631	$ 2,914	$ 3,737	$ 4,117	$ 4,093	$ 4,085	$ 3,852	$ 10,282	$ 12,030
Homeowners	1,625	1,651	940	974	1,102	1,539	1,269	4,216	3,910
Other personal lines	301	293	244	227	277	282	294	838	853
Commercial lines	153	125	171	185	197	196	139	449	532
Total	$ 5,710	$ 4,983	$ 5,092	$ 5,503	$ 5,669	$ 6,102	$ 5,554	$ 15,785	$ 17,325
Expenses									
Auto	$ 1,628	$ 2,228	$ 1,705	$ 1,616	$ 1,511	$ 1,497	$ 1,510	$ 5,561	$ 4,518
Homeowners	452	433	440	465	444	421	432	1,325	1,297
Other personal lines	171	153	148	159	156	147	143	472	446
Commercial lines	45	47	43	41	39	39	38	135	116
Other business lines	28	29	26	12	30	28	27	83	85
Total	$ 2,324	$ 2,890	$ 2,362	$ 2,293	$ 2,180	$ 2,132	$ 2,150	$ 7,576	$ 6,462
Underwriting income (loss)									
Auto	$ 897	$ 966	$ 659	$ 354	$ 420	$ 395	$ 511	$ 2,522	$ 1,326
Homeowners	(93)	(118)	567	494	362	(90)	146	356	418
Other personal lines	34	48	88	96	53	48	30	170	131
Commercial lines	(14)	(11)	5	13	1	(7)	7	(20)	1
Other business lines [1]	19	16	14	30	16	18	11	49	45
Total	$ 843	$ 901	$ 1,333	$ 987	$ 852	$ 364	$ 705	$ 3,077	$ 1,921
Loss ratio	65.6	57.9	59.0	63.8	66.5	72.4	67.3	60.8	68.7
Expense ratio [2]	24.7	31.6	25.5	24.7	23.5	23.3	24.2	27.3	23.7
Combined ratio	90.3	89.5	84.5	88.5	90.0	95.7	91.5	88.1	92.4
Loss ratio	65.6	57.9	59.0	63.8	66.5	72.4	67.3	60.8	68.7
Less: effect of catastrophe losses	11.3	13.1	2.3	3.3	5.4	12.4	7.9	8.9	8.6
effect of prior year non-catastrophe reserve reestimates	(0.7)	(0.4)	0.3	(0.2)	(1.6)	(0.9)	(0.5)	(0.3)	(1.1)
Underlying loss ratio *	55.0	45.2	56.4	60.7	62.7	60.9	59.9	52.2	61.2
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	90.3	89.5	84.5	88.5	90.0	95.7	91.5	88.1	92.4
Effect of catastrophe losses	(11.3)	(13.1)	(2.3)	(3.3)	(5.4)	(12.4)	(7.9)	(8.9)	(8.6)
Effect of prior year non-catastrophe reserve reestimates	0.7	0.4	(0.3)	0.2	1.6	0.9	0.5	0.3	1.1
Effect of impairment of purchased intangibles	-	-	-	(0.6)	-	-	-	-	-
Underlying combined ratio *	79.7	76.8	81.9	84.8	86.2	84.2	84.1	79.5	84.9
Effect of prior year reserve reestimates on combined ratio	(6.1)	(0.1)	0.1	(0.2)	(1.7)	(0.9)	0.1	(2.1)	(0.9)
Effect of advertising expenses on combined ratio	2.3	2.4	2.3	3.0	2.4	2.3	2.3	2.4	2.3
Effect of Shelter-in-Place Payback expense on combined and expense ratios	-	8.4	2.4	-	-	-	-	3.6	-

[1] Other business lines primarily represent commissions earned and other costs and expenses for Ivantage.
[2] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q20 Supplement

15

The Allstate Corporation
Allstate Brand Statistics [1]

	Three months ended								Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019		Sept. 30, 2020	Sept. 30, 2019
New issued applications (in thousands) [2]										
Auto	888	868	881	813	902	900	920		2,637	2,722
Homeowners	247	230	204	202	235	236	204		681	675
Average premium - gross written ($) [3]										
Auto	621	612	616	612	607	598	596		616	600
Homeowners	1,334	1,324	1,310	1,300	1,304	1,292	1,263		1,324	1,288
Annualized average premium - net earned ($) [4]										
Auto	1,111	1,099	1,103	1,097	1,087	1,080	1,069		1,104	1,075
Homeowners	1,231	1,224	1,218	1,209	1,196	1,176	1,166		1,219	1,176
Average underlying loss (incurred pure premium) and expense * ($) [5]										
Auto	935	908	976	1,022	1,012	989	972		940	988
Homeowners	795	737	753	739	779	734	745		758	750
Renewal ratio (%) [6]										
Auto	87.9	87.6	87.4	87.5	87.9	88.3	88.2		87.6	88.2
Homeowners	87.8	87.3	87.6	88.1	88.4	88.1	88.3		87.6	88.3
Total brand rate changes (%) [7]										
Auto	-	0.2	0.5	0.8	0.6	1.0	0.6		0.7	2.2
Homeowners	0.5	0.1	1.2	0.7	0.3	0.2	2.1		1.8	2.6
Auto property damage (% change year-over-year)										
Gross claim frequency [8]	(28.6)	(46.4)	(12.2)	(1.8)	2.6	(0.3)	(0.9)		(29.2)	0.5
Paid claim severity [9]	7.9	20.4	8.1	6.2	5.3	8.7	5.7		11.5	6.5
Homeowners excluding catastrophe losses (% change year-over-year)										
Gross claim frequency [8]	3.5	(8.6)	(13.2)	(11.1)	(8.8)	(2.9)	-		(5.9)	(4.1)
Paid claim severity [9]	3.3	9.5	15.9	22.9	13.4	11.7	0.7		9.1	8.8

(1) Statistics presented for Allstate brand exclude excess and surplus lines.
(2) New issued applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy.
(3) Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.
(4) Annualized average premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end.
(5) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium.
(6) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.
(7) Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location.
(8) Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. It includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in gross claim frequency is calculated as the amount of increase or decrease in the gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year gross claim frequency.
(9) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity.

The Allstate Corporation 3Q20 Supplement 16

The Allstate Corporation
Encompass Brand Profitability Measures and Statistics

($ in millions, except ratios)	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Net premiums written	$ 260	$ 263	$ 222	$ 240	$ 278	$ 278	$ 224	$ 745	$ 780
Net premiums earned									
Auto	$ 129	$ 135	$ 135	$ 134	$ 136	$ 135	$ 134	$ 399	$ 405
Homeowners	99	99	101	100	101	99	99	299	299
Other personal lines	20	19	20	20	20	20	20	59	60
Total	$ 248	$ 253	$ 256	$ 254	$ 257	$ 254	$ 253	$ 757	$ 764
Other revenue									
Auto	$ 1	$ -	$ 1	$ -	$ 2	$ -	$ 1	$ 2	$ 3
Homeowners	-	1	-	1	-	1	-	1	1
Total	$ 1	$ 1	$ 1	$ 1	$ 2	$ 1	$ 1	$ 3	$ 4
Incurred losses									
Auto	$ 77	$ 46	$ 90	$ 88	$ 94	$ 87	$ 91	$ 213	$ 272
Homeowners	41	90	55	52	82	66	72	186	220
Other personal lines	5	18	12	15	17	14	11	35	42
Total	$ 123	$ 154	$ 157	$ 155	$ 193	$ 167	$ 174	$ 434	$ 534
Expenses									
Auto	$ 44	$ 57	$ 48	$ 44	$ 43	$ 42	$ 45	$ 149	$ 130
Homeowners	32	31	32	32	32	32	31	95	95
Other personal lines	7	6	6	7	6	7	6	19	19
Total	$ 83	$ 94	$ 86	$ 83	$ 81	$ 81	$ 82	$ 263	$ 244
Underwriting income (loss)									
Auto	$ 9	$ 32	$ (2)	$ 2	$ 1	$ 6	$ (1)	$ 39	$ 6
Homeowners	26	(21)	14	17	(13)	2	(4)	19	(15)
Other personal lines	8	(5)	2	(2)	(3)	(1)	3	5	(1)
Total	$ 43	$ 6	$ 14	$ 17	$ (15)	$ 7	$ (2)	$ 63	$ (10)
Loss ratio	49.6	60.9	61.3	61.0	75.1	65.7	68.8	57.3	69.9
Expense ratio [1]	33.1	36.7	33.2	32.3	30.7	31.5	32.0	34.4	31.4
Combined ratio	82.7	97.6	94.5	93.3	105.8	97.2	100.8	91.7	101.3
Loss ratio	49.6	60.9	61.3	61.0	75.1	65.7	68.8	57.3	69.9
Less: effect of catastrophe losses	2.1	23.3	4.7	4.7	18.3	10.2	11.9	10.0	13.5
effect of prior year non-catastrophe reserve reestimates	-	(0.4)	-	0.4	(0.4)	(2.8)	0.4	(0.1)	(0.9)
Underlying loss ratio *	47.5	38.0	56.6	55.9	57.2	58.3	56.5	47.4	57.3
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	82.7	97.6	94.5	93.3	105.8	97.2	100.8	91.7	101.3
Effect of catastrophe losses	(2.1)	(23.3)	(4.7)	(4.7)	(18.3)	(10.2)	(11.9)	(10.0)	(13.5)
Effect of prior year non-catastrophe reserve reestimates	-	0.4	-	(0.4)	0.4	2.8	(0.4)	0.1	0.9
Underlying combined ratio *	80.6	74.7	89.8	88.2	87.9	89.8	88.5	81.8	88.7
Effect of prior year reserve reestimates on combined ratio	(17.3)	(0.4)	(0.8)	-	0.4	(1.2)	2.0	(6.1)	0.4
Effect of Shelter-in-Place Payback expense on combined and expense ratios	-	6.3	2.0	-	-	-	-	2.8	-
Policies in force (in thousands)									
Auto	460	473	485	493	496	497	499	460	496
Homeowners	220	225	230	234	235	236	237	220	235
Other personal lines	73	74	75	76	77	77	78	73	77
	753	772	790	803	808	810	814	753	808
New issued applications (in thousands)									
Auto	14	14	16	19	21	22	20	44	63
Homeowners	9	8	8	9	12	12	9	25	33
Average premium - gross written ($)									
Auto (12-month policy)	1,142	1,166	1,162	1,134	1,137	1,130	1,134	1,156	1,134
Homeowners (12-month policy)	1,902	1,901	1,880	1,823	1,807	1,782	1,768	1,895	1,787
Renewal ratio (%)									
Auto	76.7	76.5	77.5	77.8	78.9	78.1	77.7	76.9	78.3
Homeowners	80.7	80.5	81.9	82.1	83.0	82.5	82.1	81.0	82.6

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q20 Supplement

17

The Allstate Corporation
Auto Profitability Measures by Brand

($ in millions, except ratios)

	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Allstate brand auto									
Net premiums written	$ 6,192	$ 6,054	$ 6,091	$ 5,931	$ 6,123	$ 5,940	$ 5,928	$ 18,337	$ 17,991
Net premiums earned	$ 6,081	$ 6,037	$ 6,020	$ 6,009	$ 5,944	$ 5,900	$ 5,796	$ 18,138	$ 17,640
Other revenue	75	71	81	78	80	77	77	227	234
Incurred losses	(3,631)	(2,914)	(3,737)	(4,117)	(4,093)	(4,085)	(3,852)	(10,282)	(12,030)
Expenses	(1,628)	(2,228)	(1,705)	(1,616)	(1,511)	(1,497)	(1,510)	(5,561)	(4,518)
Underwriting income	$ 897	$ 966	$ 659	$ 354	$ 420	$ 395	$ 511	$ 2,522	$ 1,326
Loss ratio	59.7	48.3	62.1	68.5	68.8	69.2	66.5	56.7	68.2
Less: effect of catastrophe losses	1.6	2.2	0.2	0.1	2.3	3.2	1.2	1.3	2.3
effect of prior year non-catastrophe reserve reestimates	(0.6)	(0.8)	0.4	-	(2.5)	(1.5)	(0.9)	(0.3)	(1.7)
Underlying loss ratio *	58.7	46.9	61.5	68.4	69.0	67.5	66.2	55.7	67.6
Expense ratio [(1)]	25.5	35.7	27.0	25.6	24.1	24.1	24.7	29.4	24.3
Combined ratio	85.2	84.0	89.1	94.1	92.9	93.3	91.2	86.1	92.5
Effect of catastrophe losses	(1.6)	(2.2)	(0.2)	(0.1)	(2.3)	(3.2)	(1.2)	(1.3)	(2.3)
Effect of prior year non-catastrophe reserve reestimates	0.6	0.8	(0.4)	-	2.5	1.5	0.9	0.3	1.7
Effect of impairment of purchased intangibles	-	-	-	(0.8)	-	-	-	-	-
Underlying combined ratio *	84.2	82.6	88.5	93.2	93.1	91.6	90.9	85.1	91.9
Effect of Shelter-in-Place Payback expense on combined and expense ratios	-	11.9	3.4	-	-	-	-	5.1	-
Encompass brand auto									
Net premiums written	$ 134	$ 136	$ 118	$ 127	$ 147	$ 146	$ 120	$ 388	$ 413
Net premiums earned	$ 129	$ 135	$ 135	$ 134	$ 136	$ 135	$ 134	$ 399	$ 405
Other revenue	1	-	1	-	2	-	1	2	3
Incurred losses	(77)	(46)	(90)	(88)	(94)	(87)	(91)	(213)	(272)
Expenses	(44)	(57)	(48)	(44)	(43)	(42)	(45)	(149)	(130)
Underwriting income (loss)	$ 9	$ 32	$ (2)	$ 2	$ 1	$ 6	$ (1)	$ 39	$ 6
Loss ratio	59.7	34.1	66.7	65.7	69.1	64.5	67.9	53.4	67.2
Less: effect of catastrophe losses	2.3	3.0	-	-	2.9	2.2	2.2	1.8	2.5
effect of prior year non-catastrophe reserve reestimates	1.6	(0.8)	1.5	-	(0.7)	(6.6)	-	0.7	(2.5)
Underlying loss ratio *	55.8	31.9	65.2	65.7	66.9	68.9	65.7	50.9	67.2
Expense ratio [(1)]	33.3	42.2	34.8	32.8	30.2	31.1	32.8	36.8	31.3
Combined ratio	93.0	76.3	101.5	98.5	99.3	95.6	100.7	90.2	98.5
Effect of catastrophe losses	(2.3)	(3.0)	-	-	(2.9)	(2.2)	(2.2)	(1.8)	(2.5)
Effect of prior year non-catastrophe reserve reestimates	(1.6)	0.8	(1.5)	-	0.7	6.6	-	(0.7)	2.5
Underlying combined ratio *	89.1	74.1	100.0	98.5	97.1	100.0	98.5	87.7	98.5
Effect of Shelter-in-Place Payback expense on combined and expense ratios	-	11.9	3.7	-	-	-	-	5.3	-

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q20 Supplement

18

The Allstate Corporation
Homeowners Profitability Measures by Brand

($ in millions, except ratios)

	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Allstate brand homeowners									
Net premiums written	$ 2,234	$ 2,178	$ 1,645	$ 1,888	$ 2,178	$ 2,109	$ 1,589	$ 6,057	$ 5,876
Net premiums earned	$ 1,974	$ 1,955	$ 1,936	$ 1,922	$ 1,896	$ 1,859	$ 1,836	$ 5,865	$ 5,591
Other revenue	10	11	11	11	12	11	11	32	34
Incurred losses	(1,625)	(1,651)	(940)	(974)	(1,102)	(1,539)	(1,269)	(4,216)	(3,910)
Expenses	(452)	(433)	(440)	(465)	(444)	(421)	(432)	(1,325)	(1,297)
Underwriting income (loss)	$ (93)	$ (118)	$ 567	$ 494	$ 362	$ (90)	$ 146	$ 356	$ 418
Loss ratio	82.3	84.4	48.5	50.7	58.1	82.8	69.1	71.9	69.9
Less: effect of catastrophe losses	40.9	46.1	8.9	13.3	15.8	42.8	28.0	32.1	28.8
effect of prior year non-catastrophe reserve reestimates	(0.9)	(0.3)	-	(0.1)	-	(0.4)	0.1	(0.4)	(0.1)
Underlying loss ratio *	42.3	38.6	39.6	37.5	42.3	40.4	41.0	40.2	41.2
Expense ratio [(1)]	22.4	21.6	22.2	23.6	22.8	22.0	22.9	22.0	22.6
Combined ratio	104.7	106.0	70.7	74.3	80.9	104.8	92.0	93.9	92.5
Effect of catastrophe losses	(40.9)	(46.1)	(8.9)	(13.3)	(15.8)	(42.8)	(28.0)	(32.1)	(28.8)
Effect of prior year non-catastrophe reserve reestimates	0.9	0.3	-	0.1	-	0.4	(0.1)	0.4	0.1
Effect of amortization of purchased intangibles	(0.1)	-	-	-	-	-	-	-	-
Underlying combined ratio *	64.6	60.2	61.8	61.1	65.1	62.4	63.9	62.2	63.8
Encompass brand homeowners									
Net premiums written	$ 105	$ 106	$ 87	$ 94	$ 110	$ 111	$ 86	$ 298	$ 307
Net premiums earned	$ 99	$ 99	$ 101	$ 100	$ 101	$ 99	$ 99	$ 299	$ 299
Other revenue	-	1	-	1	-	1	-	1	1
Incurred losses	(41)	(90)	(55)	(52)	(82)	(66)	(72)	(186)	(220)
Expenses	(32)	(31)	(32)	(32)	(32)	(32)	(31)	(95)	(95)
Underwriting income (loss)	$ 26	$ (21)	$ 14	$ 17	$ (13)	$ 2	$ (4)	$ 19	$ (15)
Loss ratio	41.4	90.9	54.4	52.0	81.2	66.7	72.7	62.2	73.6
Less: effect of catastrophe losses	3.0	52.5	10.9	12.0	40.6	22.2	25.3	22.1	29.4
effect of prior year non-catastrophe reserve reestimates	2.0	-	-	1.0	-	-	4.0	0.6	1.4
Underlying loss ratio *	36.4	38.4	43.5	39.0	40.6	44.5	43.4	39.5	42.8
Expense ratio [(1)]	32.3	30.3	31.7	31.0	31.7	31.3	31.3	31.4	31.4
Combined ratio	73.7	121.2	86.1	83.0	112.9	98.0	104.0	93.6	105.0
Effect of catastrophe losses	(3.0)	(52.5)	(10.9)	(12.0)	(40.6)	(22.2)	(25.3)	(22.1)	(29.4)
Effect of prior year non-catastrophe reserve reestimates	(2.0)	-	-	(1.0)	-	-	(4.0)	(0.6)	(1.4)
Underlying combined ratio *	68.7	68.7	75.2	70.0	72.3	75.8	74.7	70.9	74.2

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q20 Supplement

19

The Allstate Corporation
Other Personal Lines Profitability Measures by Brand [1]

($ in millions, except ratios)

	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Allstate brand other personal lines									
Net premiums written	$ 521	$ 507	$ 413	$ 435	$ 495	$ 480	$ 401	$ 1,441	$ 1,376
Net premiums earned	$ 466	$ 459	$ 451	$ 451	$ 449	$ 442	$ 439	$ 1,376	$ 1,330
Other revenue	40	35	29	31	37	35	28	104	100
Incurred losses	(301)	(293)	(244)	(227)	(277)	(282)	(294)	(838)	(853)
Expenses	(171)	(153)	(148)	(159)	(156)	(147)	(143)	(472)	(446)
Underwriting income	$ 34	$ 48	$ 88	$ 96	$ 53	$ 48	$ 30	$ 170	$ 131
Loss ratio	64.6	63.8	54.1	50.3	61.7	63.8	67.0	60.9	64.2
Less: effect of catastrophe losses	14.2	18.7	2.7	4.2	5.1	12.9	14.6	11.9	10.8
effect of prior year non-catastrophe reserve reestimates	(3.3)	(0.9)	-	(1.1)	2.5	0.4	0.2	(1.4)	1.1
Underlying loss ratio *	53.7	46.0	51.4	47.2	54.1	50.5	52.2	50.4	52.3
Expense ratio [2]	28.1	25.7	26.4	28.4	26.5	25.3	26.2	26.7	26.0
Combined ratio	92.7	89.5	80.5	78.7	88.2	89.1	93.2	87.6	90.2
Effect of catastrophe losses	(14.2)	(18.7)	(2.7)	(4.2)	(5.1)	(12.9)	(14.6)	(11.9)	(10.8)
Effect of prior year non-catastrophe reserve reestimates	3.3	0.9	-	1.1	(2.5)	(0.4)	(0.2)	1.4	(1.1)
Underlying combined ratio *	81.8	71.7	77.8	75.6	80.6	75.8	78.4	77.1	78.3
Encompass brand other personal lines									
Net premiums written	$ 21	$ 21	$ 17	$ 19	$ 21	$ 21	$ 18	$ 59	$ 60
Net premiums earned	$ 20	$ 19	$ 20	$ 20	$ 20	$ 20	$ 20	$ 59	$ 60
Incurred losses	(5)	(18)	(12)	(15)	(17)	(14)	(11)	(35)	(42)
Expenses	(7)	(6)	(6)	(7)	(6)	(7)	(6)	(19)	(19)
Underwriting income (loss)	$ 8	$ (5)	$ 2	$ (2)	$ (3)	$ (1)	$ 3	$ 5	$ (1)
Loss ratio	25.0	94.7	60.0	75.0	85.0	70.0	55.0	59.3	70.0
Less: effect of catastrophe losses	(5.0)	15.8	5.0	-	10.0	5.0	10.0	5.1	8.3
effect of prior year non-catastrophe reserve reestimates	(20.0)	-	(10.0)	-	-	10.0	(15.0)	(10.2)	(1.6)
Underlying loss ratio *	50.0	78.9	65.0	75.0	75.0	55.0	60.0	64.4	63.3
Expense ratio [2]	35.0	31.6	30.0	35.0	30.0	35.0	30.0	32.2	31.7
Combined ratio	60.0	126.3	90.0	110.0	115.0	105.0	85.0	91.5	101.7
Effect of catastrophe losses	5.0	(15.8)	(5.0)	-	(10.0)	(5.0)	(10.0)	(5.1)	(8.3)
Effect of prior year non-catastrophe reserve reestimates	20.0	-	10.0	-	-	(10.0)	15.0	10.2	1.6
Underlying combined ratio *	85.0	110.5	95.0	110.0	105.0	90.0	90.0	96.6	95.0

(1) Other personal lines include renters, condominium, landlord and other personal lines products in Allstate Protection.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q20 Supplement

20

The Allstate Corporation
Commercial Lines Profitability Measures [1]

($ in millions, except ratios)

	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Net premiums written	$ 188	$ 170	$ 221	$ 243	$ 238	$ 236	$ 185	$ 579	$ 659
Net premiums earned	$ 183	$ 159	$ 218	$ 237	$ 236	$ 226	$ 183	$ 560	$ 645
Other revenue	1	2	1	2	1	2	1	4	4
Incurred losses	(153)	(125)	(171)	(185)	(197)	(196)	(139)	(449)	(532)
Expenses	(45)	(47)	(43)	(41)	(39)	(39)	(38)	(135)	(116)
Underwriting income (loss)	$ (14)	$ (11)	$ 5	$ 13	$ 1	$ (7)	$ 7	$ (20)	$ 1
Loss ratio	83.6	78.6	78.4	78.1	83.5	86.7	76.0	80.2	82.5
Expense ratio [2]	24.1	28.3	19.3	16.4	16.1	16.4	20.2	23.4	17.3
Combined ratio	107.7	106.9	97.7	94.5	99.6	103.1	96.2	103.6	99.8
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	107.7	106.9	97.7	94.5	99.6	103.1	96.2	103.6	99.8
Effect of catastrophe losses	(6.6)	(5.7)	(0.9)	(2.1)	(0.9)	(1.8)	(0.5)	(4.1)	(1.0)
Effect of prior year non-catastrophe reserve reestimates	(2.2)	(11.9)	(2.3)	-	(0.4)	(5.3)	(2.8)	(5.0)	(2.8)
Underlying combined ratio *	98.9	89.3	94.5	92.4	98.3	96.0	92.9	94.5	96.0
Effect of prior year reserve reestimates on combined ratio	1.1	13.2	2.8	-	-	5.7	2.2	5.2	2.6
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(1.1)	1.3	0.5	-	(0.4)	0.4	(0.6)	0.2	(0.2)
Effect of Shelter-in-Place Payback expense on combined and expense ratios	-	2.5	-	-	-	-	-	0.7	-

(1) Commercial lines are all Allstate brand products and includes our shared economy business.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q20 Supplement 21

The Allstate Corporation
Discontinued Lines and Coverages Reserves

($ in millions)

(net of reinsurance)	Three months ended Sept. 30, 2020	June 30, 2020	March 31, 2020	Twelve months ended December 31, 2019	2018	2017	2016	2015
Asbestos								
Beginning reserves	$ 779	$ 790	$ 810	$ 866	$ 884	$ 912	$ 960	$ 1,014
Incurred claims and claims expense	78	-	-	28	44	61	67	39
Claims and claims expense paid	(13)	(11)	(20)	(84)	(62)	(89)	(115)	(93)
Ending reserves	$ 844	$ 779	$ 790	$ 810	$ 866	$ 884	$ 912	$ 960
Claims and claims expense paid as a percent of ending reserves	1.5 %	1.4 %	2.5 %	10.4 %	7.2 %	10.1 %	12.6 %	9.7 %
Environmental								
Beginning reserves	$ 171	$ 175	$ 179	$ 170	$ 166	$ 179	$ 179	$ 203
Incurred claims and claims expense	44	-	-	36	20	10	23	1
Claims and claims expense paid	(5)	(4)	(4)	(27)	(16)	(23)	(23)	(25)
Ending reserves	$ 210	$ 171	$ 175	$ 179	$ 170	$ 166	$ 179	$ 179
Claims and claims expense paid as a percent of ending reserves	2.4 %	2.3 %	2.3 %	15.1 %	9.4 %	13.9 %	12.8 %	14.0 %
Other [(1)]								
Beginning reserves	$ 370	$ 370	$ 376	$ 355	$ 357	$ 354	$ 377	$ 395
Incurred claims and claims expense	13	2	2	41	23	25	15	13
Claims and claims expense paid	(5)	(2)	(8)	(20)	(25)	(22)	(38)	(31)
Ending reserves	$ 378	$ 370	$ 370	$ 376	$ 355	$ 357	$ 354	$ 377
Claims and claims expense paid as a percent of ending reserves	1.3 %	0.5 %	2.2 %	5.3 %	7.0 %	6.2 %	10.7 %	8.2 %
Total [(2)]								
Beginning reserves	$ 1,320	$ 1,335	$ 1,365	$ 1,391	$ 1,407	$ 1,445	$ 1,516	$ 1,612
Incurred claims and claims expense	135	2	2	105	87	96	105	53
Claims and claims expense paid	(23)	(17)	(32)	(131)	(103)	(134)	(176)	(149)
Ending reserves	$ 1,432	$ 1,320	$ 1,335	$ 1,365	$ 1,391	$ 1,407	$ 1,445	$ 1,516
Claims and claims expense paid as a percent of ending reserves	1.6 %	1.3 %	2.4 %	9.6 %	7.4 %	9.5 %	12.2 %	9.8 %

(1) Other includes other mass torts, workers' compensation, commercial and other.

(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 13.0, 11.1, 10.1, 9.2, 9.2 and 10.6 for the annualized nine months of 2020 and twelve months ended 2019, 2018, 2017, 2016 and 2015, respectively. The 3-year survival ratio is calculated by taking the ending reserves divided by average net payments made during the 3-year period. For the annualized nine months calculation, average net payments are calculated using the annualized 2020 net payments plus the preceding two-year periods.

The Allstate Corporation 3Q20 Supplement

22

The Allstate Corporation
Service Businesses Segment Results [1]

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Service Businesses									
Net premiums written	$ 485	$ 467	$ 379	$ 453	$ 364	$ 350	$ 368	$ 1,331	$ 1,082
Net premiums earned	$ 384	$ 360	$ 354	$ 321	$ 312	$ 305	$ 295	$ 1,098	$ 912
Other revenue	52	51	52	46	47	48	47	155	142
Intersegment insurance premiums and service fees	36	35	38	44	44	33	33	109	110
Net investment income	12	11	10	12	11	10	9	33	30
Realized capital gains (losses)	14	19	(24)	11	4	9	8	9	21
Claims and claims expense	(107)	(85)	(92)	(92)	(93)	(86)	(92)	(284)	(271)
Amortization of deferred policy acquisition costs	(169)	(160)	(153)	(143)	(139)	(134)	(127)	(482)	(400)
Operating costs and expenses	(160)	(163)	(161)	(181)	(171)	(158)	(151)	(484)	(480)
Restructuring and related charges	2	(3)	-	-	(1)	1	-	(1)	-
Amortization of purchased intangibles	(28)	(26)	(27)	(29)	(31)	(31)	(31)	(81)	(93)
Impairment of purchased intangibles	-	-	-	-	-	(55)	-	-	(55)
Income tax (expense) benefit	(6)	(7)	-	(1)	4	12	3	(13)	19
Net income (loss) applicable to common shareholders	$ 30	$ 32	$ (3)	$ (12)	$ (13)	$ (46)	$ (6)	$ 59	$ (65)
Realized capital (gains) losses, after-tax	(11)	(15)	19	(8)	(4)	(6)	(7)	(7)	(17)
Amortization of purchased intangibles, after-tax	21	21	21	23	25	25	24	63	74
Impairment of purchased intangibles, after-tax	-	-	-	-	-	43	-	-	43
Adjusted net income	$ 40	$ 38	$ 37	$ 3	$ 8	$ 16	$ 11	$ 115	$ 35
Allstate Dealer Services									
Net premiums written	$ 139	$ 113	$ 107	$ 123	$ 126	$ 120	$ 99	$ 359	$ 345
Total revenue [2]	$ 129	$ 128	$ 112	$ 121	$ 115	$ 114	$ 107	$ 369	$ 336
Claims and claims expense	(12)	(10)	(11)	(12)	(12)	(12)	(11)	(33)	(35)
Other costs and expenses [3]	(100)	(98)	(97)	(95)	(93)	(90)	(88)	(295)	(271)
Income tax expense	(4)	(4)	(1)	(3)	(2)	(3)	(1)	(9)	(6)
Net income applicable to common shareholders	$ 13	$ 16	$ 3	$ 11	$ 8	$ 9	$ 7	$ 32	$ 24
Realized capital (gains) losses, after-tax	(6)	(8)	4	(4)	(2)	(2)	(1)	(10)	(5)
Adjusted net income	$ 7	$ 8	$ 7	$ 7	$ 6	$ 7	$ 6	$ 22	$ 19
Arity [4]									
Other revenue [5]	$ -	$ 1	$ -	$ -	$ 1	$ 1	$ -	$ 1	$ 2
Intersegment service fees	25	25	30	35	34	24	24	80	82
Other costs and expenses [3]	(30)	(29)	(34)	(39)	(36)	(26)	(27)	(93)	(89)
Income tax benefit	2	-	1	1	-	-	1	3	1
Net loss applicable to common shareholders	$ (3)	$ (3)	$ (3)	$ (3)	$ (1)	$ (1)	$ (2)	$ (9)	$ (4)
Adjusted net loss	$ (3)	$ (3)	$ (3)	$ (3)	$ (1)	$ (1)	$ (2)	$ (9)	$ (4)
Allstate Identity Protection									
Other revenue	$ 27	$ 27	$ 28	$ 24	$ 22	$ 23	$ 24	$ 82	$ 69
Intersegment service fees	1	1	-	-	1	-	-	2	1
Other costs and expenses [3][6]	(45)	(46)	(43)	(48)	(47)	(44)	(38)	(134)	(129)
Income tax benefit	5	5	3	3	6	5	3	13	14
Net loss applicable to common shareholders	$ (12)	$ (13)	$ (12)	$ (21)	$ (18)	$ (16)	$ (11)	$ (37)	$ (45)
Amortization of purchased intangibles, after-tax	8	9	9	9	11	10	10	26	31
Adjusted net loss	$ (4)	$ (4)	$ (3)	$ (12)	$ (7)	$ (6)	$ (1)	$ (11)	$ (14)
Allstate Roadside Services									
Net premiums written	$ 46	$ 44	$ 51	$ 52	$ 57	$ 63	$ 63	$ 141	$ 183
Total revenue [2]	$ 59	$ 53	$ 60	$ 65	$ 68	$ 73	$ 73	$ 172	$ 214
Claims and claims expense	(25)	(19)	(26)	(31)	(35)	(37)	(38)	(70)	(110)
Other costs and expenses [3]	(28)	(32)	(31)	(35)	(39)	(40)	(43)	(91)	(122)
Income tax (expense) benefit	(2)	-	(1)	-	1	1	2	(3)	4
Net income (loss) applicable to common shareholders	$ 4	$ 2	$ 2	$ (1)	$ (5)	$ (3)	$ (6)	$ 8	$ (14)
Adjusted net income (loss)	$ 4	$ 2	$ 2	$ (1)	$ (5)	$ (3)	$ (6)	$ 8	$ (14)

(1) Service Businesses results also include Allstate Protection Plans; results are on the next page.
(2) Total revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, net investment income and realized capital gains and losses.
(3) Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges.
(4) Arity user connections were 22.9 million and 19.3 million as of September 30, 2020 and September 30, 2019, respectively.
(5) Reflects revenue earned from external customers.
(6) Includes investments in growing the business and integration into Allstate.

The Allstate Corporation 3Q20 Supplement

23

The Allstate Corporation
Allstate Protection Plans Results

($ in millions)	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Net premiums written	$ 300	$ 310	$ 221	$ 278	$ 181	$ 167	$ 206	$ 831	$ 554
Net premiums earned	$ 236	$ 219	$ 206	$ 172	$ 163	$ 153	$ 145	$ 661	$ 461
Other revenue	8	8	8	6	7	7	8	24	22
Net investment income	7	5	5	6	5	4	4	17	13
Realized capital gains (losses)	6	9	(19)	5	2	6	7	(4)	15
Claims and claims expense	(70)	(56)	(55)	(49)	(46)	(37)	(43)	(181)	(126)
Amortization of deferred policy acquisition costs	(83)	(75)	(70)	(62)	(60)	(56)	(53)	(228)	(169)
Other costs and expenses	(56)	(57)	(50)	(56)	(49)	(48)	(42)	(163)	(139)
Restructuring and related charges	3	-	-	-	-	-	-	3	-
Amortization of purchased intangibles	(16)	(15)	(16)	(18)	(18)	(18)	(18)	(47)	(54)
Impairment of purchased intangibles	-	-	-	-	-	(55)	-	-	(55)
Income tax (expense) benefit	(7)	(8)	(2)	(2)	(1)	9	(2)	(17)	6
Net income (loss) applicable to common shareholders	$ 28	$ 30	$ 7	$ 2	$ 3	$ (35)	$ 6	$ 65	$ (26)
Realized capital (gains) losses, after-tax	(5)	(7)	15	(4)	(2)	(4)	(6)	3	(12)
Amortization of purchased intangibles, after-tax	13	12	12	14	14	15	14	37	43
Impairment of purchased intangibles, after-tax	-	-	-	-	-	43	-	-	43
Adjusted net income	$ 36	$ 35	$ 34	$ 12	$ 15	$ 19	$ 14	$ 105	$ 48
Protection plans in force (in thousands) [1]	125,831	120,301	107,124	99,632	89,783	83,968	77,866	125,831	89,783
New issued protection plans (in thousands)	14,571	18,051	12,561	16,515	10,086	9,754	13,500	45,183	33,340

[1] Protection plan terms generally range between one and five years with an average term of three years.

The Allstate Corporation 3Q20 Supplement

24

The Allstate Corporation
Allstate Life Segment Results and Other Statistics

($ in millions)	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Premiums	$ 154	$ 165	$ 153	$ 166	$ 155	$ 157	$ 154	$ 472	$ 466
Contract charges	176	174	180	176	176	176	183	530	535
Other revenue [(1)]	28	24	32	34	31	33	27	84	91
Net investment income	123	123	128	134	128	125	127	374	380
Contract benefits	(248)	(238)	(212)	(223)	(202)	(216)	(214)	(698)	(632)
Interest credited to contractholder funds	(74)	(71)	(70)	(73)	(73)	(70)	(72)	(215)	(215)
Amortization of deferred policy acquisition costs	(102)	(18)	(30)	(29)	(85)	(27)	(26)	(150)	(138)
Operating costs and expenses	(81)	(75)	(84)	(95)	(77)	(91)	(91)	(240)	(259)
Restructuring and related charges	(2)	(2)	(1)	(1)	-	(1)	-	(5)	(1)
Income tax expense on operations	12	(10)	(16)	(13)	(9)	(18)	(15)	(14)	(42)
Adjusted net income	(14)	72	80	76	44	68	73	138	185
Realized capital gains (losses), after-tax	6	16	(25)	-	4	-	(4)	(3)	-
Valuation changes on embedded derivatives not hedged, after-tax	(1)	(35)	12	-	(9)	-	-	(24)	(9)
DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	(4)	11	(3)	(3)	1	(1)	(2)	4	(2)
Net income applicable to common shareholders	$ (13)	$ 64	$ 64	$ 73	$ 40	$ 67	$ 67	$ 115	$ 174
Premiums and contract charges by product									
Traditional life insurance premiums	$ 154	$ 164	$ 153	$ 165	$ 155	$ 156	$ 154	$ 471	$ 465
Accident and health insurance premiums	-	1	-	1	-	1	-	1	1
Interest-sensitive life insurance contract charges	176	174	180	176	176	176	183	530	535
Total	$ 330	$ 339	$ 333	$ 342	$ 331	$ 333	$ 337	$ 1,002	$ 1,001
Benefit spread									
Premiums	$ 154	$ 165	$ 153	$ 166	$ 155	$ 157	$ 154	$ 472	$ 466
Cost of insurance contract charges	125	126	128	124	123	123	129	379	375
Contract benefits	(248)	(238)	(212)	(223)	(202)	(216)	(214)	(698)	(632)
Total benefit spread	$ 31	$ 53	$ 69	$ 67	$ 76	$ 64	$ 69	$ 153	$ 209
Investment spread									
Net investment income	$ 123	$ 123	$ 128	$ 134	$ 128	$ 125	$ 127	$ 374	$ 380
Interest credited to contractholder funds	(76)	(114)	(56)	(72)	(85)	(70)	(72)	(246)	(227)
Total investment spread	$ 47	$ 9	$ 72	$ 62	$ 43	$ 55	$ 55	$ 128	$ 153
Proprietary life issued policies [(2)]	18,020	17,232	20,169	34,927	31,031	33,105	28,425	55,421	92,561
Policies in force (in thousands) [(3)]									
Life insurance									
Allstate agencies	1,774	1,789	1,797	1,816	1,818	1,822	1,823	1,774	1,818
Closed channels	98	101	103	105	106	109	111	98	106
Accident and health insurance	2	2	2	2	2	2	2	2	2
Total	1,874	1,892	1,902	1,923	1,926	1,933	1,936	1,874	1,926

(1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialist's sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance.

(2) Policies issued during the period.

(3) Reflect the number of contracts in force.

The Allstate Corporation 3Q20 Supplement 25

The Allstate Corporation
Allstate Life Return on Equity

($ in millions)

	Twelve months ended						
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on equity							
Numerator:							
Net income applicable to common shareholders [(1)(2)]	$ 188	$ 241	$ 244	$ 247	$ 237	$ 252	$ 260
Denominator:							
Beginning equity	$ 2,863	$ 2,744	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Ending equity	3,075	3,037	2,842	2,944	2,863	2,744	2,657
Average equity [(3)]	$ 2,969	$ 2,891	$ 2,750	$ 2,709	$ 2,696	$ 2,666	$ 2,600
Return on equity	6.3 %	8.3 %	8.9 %	9.1 %	8.8 %	9.5 %	10.0 %
Adjusted net income return on adjusted equity							
Numerator:							
Adjusted net income [(1)]	$ 214	$ 272	$ 268	$ 261	$ 254	$ 285	$ 297
Denominator:							
Beginning equity	$ 2,863	$ 2,744	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Less: Unrealized net capital gains and losses	350	271	168	52	75	89	142
Goodwill	175	175	175	175	175	175	175
Adjusted beginning equity	$ 2,338	$ 2,298	$ 2,314	$ 2,247	$ 2,278	$ 2,323	$ 2,225
Ending equity	$ 3,075	$ 3,037	$ 2,842	$ 2,944	$ 2,863	$ 2,744	$ 2,657
Less: Unrealized net capital gains and losses	484	433	183	328	350	271	168
Goodwill	175	175	175	175	175	175	175
Adjusted ending equity	$ 2,416	$ 2,429	$ 2,484	$ 2,441	$ 2,338	$ 2,298	$ 2,314
Average adjusted equity [(3)]	$ 2,377	$ 2,364	$ 2,399	$ 2,344	$ 2,308	$ 2,311	$ 2,270
Adjusted net income return on adjusted equity *	9.0 %	11.5 %	11.2 %	11.1 %	11.0 %	12.3 %	13.1 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $16 million Tax Legislation expense for the periods ended June 30, 2019 and March 31, 2019.
(3) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 3Q20 Supplement 26

The Allstate Corporation
Allstate Benefits Segment Results and Other Statistics

($ in millions)	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Premiums	$ 247	$ 237	$ 253	$ 254	$ 262	$ 256	$ 259	$ 737	$ 777
Contract charges	40	26	29	28	29	28	29	95	86
Net investment income	18	20	20	22	21	21	19	58	61
Contract benefits	(128)	(123)	(141)	(152)	(161)	(143)	(145)	(392)	(449)
Interest credited to contractholder funds	(8)	(9)	(9)	(8)	(9)	(8)	(9)	(26)	(26)
Amortization of deferred policy acquisition costs	(59)	(35)	(45)	(50)	(33)	(35)	(43)	(139)	(111)
Operating costs and expenses	(68)	(110) (5)	(75)	(74)	(69)	(71)	(71)	(253)	(211)
Restructuring and related charges	-	(1)	-	-	-	-	-	(1)	-
Income tax expense on operations	(9)	-	(8)	(4)	(9)	(11)	(8)	(17)	(28)
Adjusted net income	33	5	24	16	31	37	31	62	99
Realized capital gains (losses), after-tax	3	7	(10)	2	2	2	3	-	7
Net income applicable to common shareholders	$ 36	$ 12	$ 14	$ 18	$ 33	$ 39	$ 34	$ 62	$ 106
Benefit ratio (1)	44.6	46.8	50.0	53.9	55.3	50.4	50.3	47.1	52.0
Operating expense ratio (2)	23.7	41.8	26.6	26.2	23.7	25.0	24.7	30.4	24.4
Premiums and contract charges by product									
Life	$ 52	$ 38	$ 38	$ 40	$ 41	$ 38	$ 38	$ 128	$ 117
Accident	72	69	73	72	76	74	76	214	226
Critical illness	118	115	122	116	121	120	122	355	363
Short-term disability	19	17	20	27	27	27	26	56	80
Other health	26	24	29	27	26	25	26	79	77
Total	$ 287	$ 263	$ 282	$ 282	$ 291	$ 284	$ 288	$ 832	$ 863
New annualized premium sales by product (3)									
Life	$ 7	$ 4	$ 6	$ 19	$ 9	$ 9	$ 8	$ 17	$ 26
Accident	13	13	17	43	20	20	21	43	61
Critical illness	14	17	21	61	23	22	24	52	69
Short-term disability	5	3	5	11	7	9	8	13	24
Other health	7	9	8	24	10	13	11	24	34
Total	$ 46	$ 46	$ 57	$ 158	$ 69	$ 73	$ 72	$ 149	$ 214
Annualized premium in force (4)	$ 1,163	$ 1,257	$ 1,233	$ 1,195	$ 1,248	$ 1,249	$ 1,251	$ 1,163	$ 1,248

(1) Benefit ratio is contract benefits divided by premiums and contract charges.
(2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges.
(3) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts). A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.
(4) Premium amount paid annually for all active policies, which have not been cancelled.
(5) Includes $41 million, pre-tax, write-off of capitalized software costs associated with a billing system.

The Allstate Corporation 3Q20 Supplement

27

The Allstate Corporation
Allstate Benefits Return on Equity

($ in millions)

	Twelve months ended						
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on equity							
Numerator:							
Net income applicable to common shareholders (1)	$ 80	$ 77	$ 104	$ 124	$ 126	$ 128	$ 125
Denominator:							
Beginning equity	$ 1,010	$ 969	$ 906	$ 842	$ 883	$ 848	$ 824
Ending equity	1,051	1,004	923	949	1,010	969	906
Average equity (2)	$ 1,031	$ 987	$ 915	$ 896	$ 947	$ 909	$ 865
Return on equity	7.8 %	7.8 %	11.4 %	13.8 %	13.3 %	14.1 %	14.5 %
Adjusted net income return on adjusted equity							
Numerator:							
Adjusted net income (1)	$ 78	$ 76	$ 108	$ 115	$ 125	$ 127	$ 126
Denominator:							
Beginning equity	$ 1,010	$ 969	$ 906	$ 842	$ 883	$ 848	$ 824
Less: Unrealized net capital gains and losses	52	44	21	(10)	(4)	(4)	8
Goodwill	96	96	96	96	96	96	96
Adjusted beginning equity	$ 862	$ 829	$ 789	$ 756	$ 791	$ 756	$ 720
Ending equity	$ 1,051	$ 1,004	$ 923	$ 949	$ 1,010	$ 969	$ 906
Less: Unrealized net capital gains and losses	89	77	14	53	52	44	21
Goodwill	96	96	96	96	96	96	96
Adjusted ending equity	$ 866	$ 831	$ 813	$ 800	$ 862	$ 829	$ 789
Average adjusted equity (2)	$ 864	$ 830	$ 801	$ 778	$ 827	$ 793	$ 755
Adjusted net income return on adjusted equity *	9.0 %	9.2 %	13.5 %	14.8 %	15.1 %	16.0 %	16.7 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 3Q20 Supplement 28

The Allstate Corporation
Allstate Annuities Segment Results and Other Statistics

($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Contract charges	$ 3	$ 2	$ 2	$ 3	$ 3	$ 4	$ 3	$ 7	$ 10
Net investment income [1]	245	66	47	180	251	296	190	358	737
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	(1)	1	-	-	-
Contract benefits	(126)	(136)	(148)	(143)	(150)	(152)	(138)	(410)	(440)
Interest credited to contractholder funds	(67)	(69)	(70)	(73)	(73)	(75)	(78)	(206)	(226)
Amortization of deferred policy acquisition costs	-	(1)	(2)	(2)	(2)	(1)	(2)	(3)	(5)
Operating costs and expenses	(6)	(7)	(6)	(7)	(7)	(8)	(7)	(19)	(22)
Restructuring and related charges	(2)	-	-	(1)	-	-	-	(2)	-
Income tax (expense) benefit on operations	(10)	34	38	10	(5)	(13)	7	62	(11)
Adjusted net income (loss)	37	(111)	(139)	(33)	16	52	(25)	(213)	43
Realized capital gains (losses), after-tax	89	194	(213)	97	16	37	124	70	177
Valuation changes on embedded derivatives not hedged, after-tax	1	(6)	2	-	(1)	(2)	(3)	(3)	(6)
Premium deficiency for immediate annuities, after-tax	(178)	-	-	-	-	-	-	(178)	-
Gain on disposition of operations, after-tax	-	1	1	2	-	1	1	2	2
Net income (loss) applicable to common shareholders	$ (51)	$ 78	$ (349)	$ 66	$ 31	$ 88	$ 97	$ (322)	$ 216
Benefit spread									
Cost of insurance contract charges	$ 3	$ 1	$ 2	$ 3	$ 2	$ 2	$ 2	$ 6	$ 6
Contract benefits excluding the implied interest on immediate annuities with life contingencies	(227)	(21)	(30)	(24)	(30)	(33)	(17)	(278)	(80)
Total benefit spread	$ (224)	$ (20)	$ (28)	$ (21)	$ (28)	$ (31)	$ (15)	$ (272)	$ (74)
Investment spread									
Net investment income	$ 245	$ 66	$ 47	$ 180	$ 251	$ 296	$ 190	$ 358	$ 737
Implied interest on immediate annuities with life contingencies	(124)	(115)	(118)	(119)	(120)	(119)	(121)	(357)	(360)
Interest credited to contractholder funds	(66)	(77)	(67)	(73)	(75)	(78)	(81)	(210)	(234)
Total investment spread	$ 55	$ (126)	$ (138)	$ (12)	$ 56	$ 99	$ (12)	$ (209)	$ 143
[1] Performance-based net investment income, a component of net investment income	$ 81	$ (101)	$ (122)	$ (5)	$ 68	$ 106	$ 1	$ (142)	$ 175

The Allstate Corporation 3Q20 Supplement

29

The Allstate Corporation
Allstate Annuities Return on Equity

($ in millions)

	Twelve months ended						
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on equity							
Numerator:							
Net income (loss) applicable to common shareholders (1)(2)	$ (256)	$ (174)	$ (164)	$ 282	$ 94	$ 194	$ 156
Denominator:							
Beginning equity	$ 5,552	$ 5,437	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Ending equity	5,383	5,496	4,926	5,625	5,552	5,437	5,278
Average equity (3)	$ 5,468	$ 5,467	$ 5,102	$ 5,287	$ 5,336	$ 5,233	$ 5,144
Return on equity	(4.7) %	(3.2) %	(3.2) %	5.3 %	1.8 %	3.7 %	3.0 %
Adjusted net income return on adjusted equity							
Numerator:							
Adjusted net income (loss) (1)	$ (246)	$ (267)	$ (104)	$ 10	$ 75	$ 79	$ 71
Denominator:							
Beginning equity	$ 5,552	$ 5,437	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Less: Unrealized net capital gains and losses	585	502	428	193	241	272	279
Adjusted beginning equity	$ 4,967	$ 4,935	$ 4,850	$ 4,756	$ 4,878	$ 4,757	$ 4,730
Ending equity	$ 5,383	$ 5,496	$ 4,926	$ 5,625	$ 5,552	$ 5,437	$ 5,278
Less: Unrealized net capital gains and losses	595	661	277	604	585	502	428
Adjusted ending equity	$ 4,788	$ 4,835	$ 4,649	$ 5,021	$ 4,967	$ 4,935	$ 4,850
Average adjusted equity (3)	$ 4,878	$ 4,885	$ 4,750	$ 4,889	$ 4,923	$ 4,846	$ 4,790
Adjusted net income (loss) return on adjusted equity *	(5.0) %	(5.5) %	(2.2) %	0.2 %	1.5 %	1.6 %	1.5 %
Adjusted net income (loss) return on adjusted equity by product:							
Deferred annuities	11.3 %	12.2 %	15.1 %	14.5 %	14.2 %	13.2 %	11.7 %
Immediate annuities	(6.4) %	(7.1) %	(3.7) %	(1.1) %	0.3 %	0.5 %	0.4 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $69 million Tax Legislation benefit for the periods ended June 30, 2019 and March 31, 2019.
(3) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 3Q20 Supplement 30

The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2020 2020 2020 2019 2019 2019 2019 2020 2019 Net investment income $ 12 $ 11 $ 14 $ 18 $ 21 $ 19 $ 12 $ 37 $ 52 Operating costs and expenses (23) (25) (25) (27) (19) (24) (21) (73) (64) Interest expense (78) (79) (81) (81) (80) (82) (83) (238) (245) Income tax benefit on operations 5 20 21 20 19 19 20 46 58 Preferred stock dividends (27) (26) (36) (66) (42) (30) (31) (89) (103) Adjusted net loss (111) (99) (107) (136) (101) (98) (103) (317) (302) Realized capital gains (losses), after-tax 7 23 (17) 9 2 7 1 13 10 Pension and other postretirement remeasurement gains (losses), after-tax 56 (58) (251) 199 (179) (99) (11) (253) (289) Curtailment gain, after-tax 7 - - - - - - 7 - Net income (loss) applicable to common shareholders $ (41) $ (134) $ (375) $ 72 $ (278) $ (190) $ (113) $ (550) $ (581) The Allstate Corporation 3Q20 Supplement 31

The Allstate Corporation
Investment Position

($ in millions)	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Consolidated Investments							
Fixed income securities, at fair value	$ 66,551	$ 64,448	$ 59,857	$ 59,044	$ 59,259	$ 58,484	$ 58,202
Equity securities [1]	4,395	4,212	3,701	8,162	8,206	7,906	5,802
Mortgage loans, net	4,655	4,774	4,759	4,817	4,694	4,687	4,681
Limited partnership interests [2]	7,232	6,941	7,087	8,078	7,990	7,818	7,493
Short-term, at fair value	4,559	5,344	5,671	4,256	5,254	3,740	4,157
Other investments, net	3,805	3,918	3,767	4,005	3,904	3,856	3,786
Total	$ 91,197	$ 89,637	$ 84,842	$ 88,362	$ 89,307	$ 86,491	$ 84,121
Equity fund investments in fixed income securities [1]	$ 1,490	$ 1,360	$ 1,390	$ 1,789	$ 2,207	$ 1,980	$ 817
Fixed income securities, at amortized cost, net [3]	$ 62,267	$ 60,534	$ 58,945	$ 56,293	$ 56,263	$ 56,008	$ 56,831
Ratio of fair value to amortized cost	106.9 %	106.5 %	101.5 %	104.9 %	105.3 %	104.4 %	102.4 %
Short-term, at amortized cost	$ 4,559	$ 5,343	$ 5,671	$ 4,256	$ 5,254	$ 3,740	$ 4,157

September 30, 2020 - By Segment

	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Fixed income securities, at fair value	$ 39,200	$ 1,639	$ 8,810	$ 1,407	$ 14,058	$ 1,437	$ 66,551
Equity securities	2,327	173	113	124	1,305	353	4,395
Mortgage loans, net	588	-	1,708	200	2,159	-	4,655
Limited partnership interests	4,283	-	-	-	2,948	1	7,232
Short-term, at fair value	1,863	138	378	33	1,036	1,111	4,559
Other investments, net	1,582	-	1,331	276	614	2	3,805
Total	$ 49,843	$ 1,950	$ 12,340	$ 2,040	$ 22,120	$ 2,904	$ 91,197
Fixed income securities, at amortized cost, net	$ 37,354	$ 1,550	$ 7,885	$ 1,292	$ 12,821	$ 1,365	$ 62,267
Ratio of fair value to amortized cost	104.9 %	105.7 %	111.7 %	108.9 %	109.6 %	105.3 %	106.9 %
Short-term, at amortized cost	$ 1,863	$ 138	$ 378	$ 33	$ 1,036	$ 1,111	$ 4,559
Fixed income securities portfolio duration (in years) [4]	5.07	4.81	6.46	5.21	5.20	3.14	5.24

(1) Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) As of September 30, 2020, we have commitments to invest additional amounts in limited partnership interests totaling $2.84 billion.
(3) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, credit losses for fixed income securities are recorded as an allowance.
(4) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

The Allstate Corporation 3Q20 Supplement

32

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax)

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Net investment income									
Fixed income securities	$ 541	$ 531	$ 525	$ 548	$ 546	$ 543	$ 538	$ 1,597	$ 1,627
Equity securities	24	31	6	51	57	68	30	61	155
Mortgage loans	54	51	60	59	54	54	53	165	161
Limited partnership interests ("LP") [1]	200	(220)	(192)	11	197	254	9	(212)	460
Short-term	2	2	17	22	28	26	26	21	80
Other	59	62	63	66	66	67	63	184	196
Investment income, before expense	880	457	479	757	948	1,012	719	1,816	2,679
Less: Investment expense	(48)	(48)	(58)	(68)	(68)	(70)	(71)	(154)	(209)
Net investment income	$ 832	$ 409	$ 421	$ 689	$ 880	$ 942	$ 648	$ 1,662	$ 2,470
Interest-bearing investments [2]	$ 637	$ 624	$ 646	$ 674	$ 676	$ 672	$ 664	$ 1,907	$ 2,012
Equity securities	24	31	6	51	57	68	30	61	155
LP and other alternative investments [3]	219	(198)	(173)	32	215	272	25	(152)	512
Investment income, before expense	$ 880	$ 457	$ 479	$ 757	$ 948	$ 1,012	$ 719	$ 1,816	$ 2,679
Pre-tax yields [4][5]									
Fixed income securities	3.5 %	3.6 %	3.6 %	3.9 %	3.9 %	3.8 %	3.8 %	3.6 %	3.8 %
Equity securities	2.5	3.3	0.5	3.0	3.4	4.7	2.6	1.8	3.6
Mortgage loans	4.4	4.3	4.9	5.0	4.6	4.6	4.6	4.6	4.6
Limited partnership interests	11.3	(12.5)	(10.1)	0.5	10.0	13.3	0.5	(3.8)	8.0
Total portfolio	4.0	2.1	2.2	3.5	4.4	4.8	3.4	2.8	4.2
Interest-bearing investments	3.4	3.4	3.7	3.9	4.0	4.0	3.9	3.5	3.9
Realized capital gains (losses), pre-tax by transaction type									
Sales [5]	$ 233	$ 179	$ 388	$ 216	$ 147	$ 117	$ 95	$ 800	$ 359
Credit losses [6]	10	(10)	(79)	(4)	(14)	(15)	(14)	(79)	(43)
Valuation of equity investments	231	517	(859)	521	24	200	627	(111)	851
Valuation and settlements of derivative instruments	(34)	18	88	(31)	40	22	(46)	72	16
Total	$ 440	$ 704	$ (462)	$ 702	$ 197	$ 324	$ 662	$ 682	$ 1,183
Total return on investment portfolio [7]									
Net investment income	0.9 %	0.5 %	0.5 %	0.8 %	1.0 %	1.1 %	0.8 %	1.9 %	2.9 %
Valuation-interest bearing	0.7	3.9	(1.9)	(0.1)	0.8	1.5	1.7	2.7	4.0
Valuation-equity investments	0.2	0.6	(1.0)	0.6	0.1	0.2	0.8	(0.2)	1.1
Total	1.8 %	5.0 %	(2.4) %	1.3 %	1.9 %	2.8 %	3.3 %	4.4 %	8.0 %
Average investment balances (in billions) [8]	$ 85.9	$ 84.6	$ 83.9	$ 84.5	$ 83.9	$ 82.2	$ 81.2	$ 84.9	$ 82.6
Investment expense									
Investee level expenses [5]	$ (11)	$ (14)	$ (13)	$ (22)	$ (19)	$ (20)	$ (20)	$ (38)	$ (59)
Securities lending expense	-	-	(6)	(8)	(10)	(11)	(11)	(6)	(32)
Operating expenses	(37)	(34)	(39)	(38)	(39)	(39)	(40)	(110)	(118)
Total investment expense	$ (48)	$ (48)	$ (58)	$ (68)	$ (68)	$ (70)	$ (71)	$ (154)	$ (209)

(1) Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the related financial statements from investees.
(2) Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.
(3) Comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments.
(4) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.
(5) Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses.
(6) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses.
(7) Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, bank loans and agent loans divided by the average fair value balances.
(8) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost.

The Allstate Corporation 3Q20 Supplement

33

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Three months ended September 30, 2020						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 283	$ 10	$ 86	$ 13	$ 141	$ 8	$ 541
Equity securities	14	2	1	-	5	2	24
Mortgage loans	6	-	22	2	24	-	54
Limited partnership interests ("LP")	123	-	-	-	77	-	200
Short-term	1	-	-	-	-	1	2
Other	23	-	18	4	12	2	59
Investment income, before expense	450	12	127	19	259	13	880
Less: Investment expense	(28)	-	(4)	(1)	(14)	(1)	(48)
Net investment income	$ 422	$ 12	$ 123	$ 18	$ 245	$ 12	$ 832
Net investment income, after-tax	$ 346	$ 9	$ 103	$ 15	$ 195	$ 10	$ 678
Interest-bearing investments [1]	$ 301	$ 10	$ 126	$ 19	$ 170	$ 11	$ 637
Equity securities	14	2	1	-	5	2	24
LP and other alternative investments [2]	135	-	-	-	84	-	219
Investment income, before expense	$ 450	$ 12	$ 127	$ 19	$ 259	$ 13	$ 880
Pre-Tax Yields [3][4]							
Fixed income securities	3.1 %	2.6 %	4.5 %	3.9 %	4.4 %	2.6 %	3.5 %
Equity securities	2.6	3.6	2.5	1.7	2.0	2.7	2.5
Mortgage loans	4.4	-	4.8	4.3	4.2	-	4.4
Limited partnership interests	11.7	-	-	-	10.7	-	11.3
Total portfolio	3.8	2.5	4.5	4.0	5.0	1.6	4.0
Interest-bearing investments	3.0	2.4	4.5	4.1	4.1	1.5	3.4
Realized capital gains (losses), pre-tax by transaction type							
Sales [4]	$ 205	$ 8	$ 2	$ -	$ 17	$ 1	$ 233
Credit losses [5]	7	-	5	-	(2)	-	10
Valuation of equity investments	110	6	2	3	101	9	231
Valuation and settlements of derivative instruments	(30)	-	-	-	(4)	-	(34)
Total	$ 292	$ 14	$ 9	$ 3	$ 112	$ 10	$ 440

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.
(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.
(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.
(4) Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses.
(5) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses.

The Allstate Corporation 3Q20 Supplement

34

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Nine months ended September 30, 2020						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 825	$ 28	$ 259	$ 39	$ 420	$ 26	$ 1,597
Equity securities	36	5	3	1	9	7	61
Mortgage loans	18	-	66	7	74	-	165
Limited partnership interests ("LP")	(71)	-	-	-	(141)	-	(212)
Short-term	12	-	2	-	4	3	21
Other	73	-	57	13	36	5	184
Investment income, before expense	893	33	387	60	402	41	1,816
Less: Investment expense	(91)	-	(13)	(2)	(44)	(4)	(154)
Net investment income	$ 802	$ 33	$ 374	$ 58	$ 358	$ 37	$ 1,662
Net investment income, after-tax	$ 670	$ 26	$ 312	$ 46	$ 284	$ 30	$ 1,368
Interest-bearing investments (1)	$ 890	$ 28	$ 384	$ 59	$ 512	$ 34	$ 1,907
Equity securities	36	5	3	1	9	7	61
LP and other alternative investments (2)	(33)	-	-	-	(119)	-	(152)
Investment income, before expense	$ 893	$ 33	$ 387	$ 60	$ 402	$ 41	$ 1,816
Pre-Tax Yields (3)(4)							
Fixed income securities	3.1 %	2.7 %	4.5 %	4.0 %	4.3 %	2.9 %	3.6 %
Equity securities	1.8	3.3	2.7	1.9	1.2	2.7	1.8
Mortgage loans	4.2	-	4.9	4.6	4.4	-	4.6
Limited partnership interests	(2.2)	-	-	-	(6.3)	-	(3.8)
Total portfolio	2.5	2.6	4.6	4.2	2.5	1.8	2.8
Interest-bearing investments	3.1	2.6	4.6	4.3	4.2	1.7	3.5
Realized capital gains (losses), pre-tax by transaction type							
Sales (4)	$ 721	$ 31	$ 2	$ -	$ 36	$ 10	$ 800
Credit losses (5)	(28)	-	(12)	(1)	(38)	-	(79)
Valuation of equity investments	(184)	(22)	7	1	80	7	(111)
Valuation and settlements of derivative instruments	62	-	-	-	10	-	72
Total	$ 571	$ 9	$ (3)	$ -	$ 88	$ 17	$ 682

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments, including bank and agent loans and derivatives.

(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(4) Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses.

(5) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses.

The Allstate Corporation 3Q20 Supplement 35

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total	Total
	As of or for the three months ended September 30, 2020							As of or for the three months ended September 30, 2019
Market-based [1]								
Investment position								
Interest-bearing investments	$ 42,340	$ 1,777	$ 12,227	$ 1,916	$ 17,495	$ 2,548	$ 78,303	$ 71,964
Equity securities [2]	2,082	173	113	124	1,224	353	4,069	7,887
LP and other alternative investments [3]	213	-	-	-	156	2	371	862
Total	$ 44,635	$ 1,950	$ 12,340	$ 2,040	$ 18,875	$ 2,903	$ 82,743	$ 80,713
Investment income								
Interest-bearing investments	$ 299	$ 10	$ 126	$ 19	$ 169	$ 11	$ 634	$ 674
Equity securities	15	2	1	-	5	2	25	53
LP and other alternative investments	1	-	-	-	-	-	1	1
Investment income, before expense	315	12	127	19	174	13	660	728
Investee level expenses [4]	(1)	-	-	-	-	-	(1)	(1)
Income for yield calculation	$ 314	$ 12	$ 127	$ 19	$ 174	$ 13	$ 659	$ 727
Market-based pre-tax yield	3.0 %	2.5 %	4.5 %	4.0 %	4.0 %	1.6 %	3.4 %	3.9 %
Realized capital gains (losses), pre-tax by transaction type								
Sales	$ 209	$ 8	$ 2	$ -	$ 20	$ 1	$ 240	$ 148
Credit losses [5]	6	-	5	-	(3)	-	8	(13)
Valuation of equity investments	106	6	2	3	97	9	223	17
Valuation and settlements of derivative	(15)	-	-	-	3	-	(12)	19
Total	$ 306	$ 14	$ 9	$ 3	$ 117	$ 10	$ 459	$ 171
Performance-based [6]								
Investment position								
Interest-bearing investments	$ 107	$ -	$ -	$ -	$ 28	$ -	$ 135	$ 157
Equity securities	245	-	-	-	81	-	326	319
LP and other alternative investments	4,856	-	-	-	3,136	1	7,993	8,118
Total	$ 5,208	$ -	$ -	$ -	$ 3,245	$ 1	$ 8,454	$ 8,594
Investment income								
Interest-bearing investments	$ 2	$ -	$ -	$ -	$ 1	$ -	$ 3	$ 2
Equity securities	(1)	-	-	-	-	-	(1)	4
LP and other alternative investments	134	-	-	-	84	-	218	214
Investment income, before expense	135	-	-	-	85	-	220	220
Investee level expenses	(6)	-	-	-	(4)	-	(10)	(18)
Income for yield calculation	$ 129	$ -	$ -	$ -	$ 81	$ -	$ 210	$ 202
Performance-based pre-tax yield	10.0 %	N/A	N/A	N/A	10.2 %	- %	10.1 %	9.6 %
Realized capital gains (losses), pre-tax by transaction type								
Sales	$ (4)	$ -	$ -	$ -	$ (3)	$ -	$ (7)	$ (1)
Credit losses	1	-	-	-	1	-	2	(1)
Valuation of equity investments	4	-	-	-	4	-	8	7
Valuation and settlements of derivative	(15)	-	-	-	(7)	-	(22)	21
Total	$ (14)	$ -	$ -	$ -	$ (5)	$ -	$ (19)	$ 26

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses.
(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 3Q20 Supplement 36

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total	Total
	As of or for the nine months ended September 30, 2020							As of or for the nine months ended September 30, 2019
Market-based [1]								
Investment position								
Interest-bearing investments	$ 42,340	$ 1,777	$ 12,227	$ 1,916	$ 17,495	$ 2,548	$ 78,303	$ 71,964
Equity securities [2]	2,082	173	113	124	1,224	353	4,069	7,887
LP and other alternative investments [3]	213	-	-	-	156	2	371	862
Total	$ 44,635	$ 1,950	$ 12,340	$ 2,040	$ 18,875	$ 2,903	$ 82,743	$ 80,713
Investment income								
Interest-bearing investments	$ 885	$ 28	$ 384	$ 59	$ 511	$ 34	$ 1,901	$ 2,005
Equity securities	50	5	3	1	19	7	85	145
LP and other alternative investments	4	-	-	-	-	-	4	6
Investment income, before expense	939	33	387	60	530	41	1,990	2,156
Investee level expenses [4]	(3)	-	-	-	-	-	(3)	(5)
Income for yield calculation	$ 936	$ 33	$ 387	$ 60	$ 530	$ 41	$ 1,987	$ 2,151
Market-based pre-tax yield	3.0 %	2.6 %	4.6 %	4.2 %	4.1 %	1.8 %	3.5 %	3.9 %
Realized capital gains (losses), pre-tax by transaction type								
Sales	$ 717	$ 31	$ 2	$ -	$ 45	$ 10	$ 805	$ 300
Credit losses [5]	(21)	-	(12)	(1)	(34)	-	(68)	(39)
Valuation of equity investments	(187)	(22)	7	1	50	7	(144)	817
Valuation and settlements of derivative	55	-	-	-	8	-	63	(15)
Total	$ 564	$ 9	$ (3)	$ -	$ 69	$ 17	$ 656	$ 1,063
Performance-based [6]								
Investment position								
Interest-bearing investments	$ 107	$ -	$ -	$ -	$ 28	$ -	$ 135	$ 157
Equity securities	245	-	-	-	81	-	326	319
LP and other alternative investments	4,856	-	-	-	3,136	1	7,993	8,118
Total	$ 5,208	$ -	$ -	$ -	$ 3,245	$ 1	$ 8,454	$ 8,594
Investment income								
Interest-bearing investments	$ 5	$ -	$ -	$ -	$ 1	$ -	$ 6	$ 7
Equity securities	(14)	-	-	-	(10)	-	(24)	10
LP and other alternative investments	(37)	-	-	-	(119)	-	(156)	506
Investment income, before expense	(46)	-	-	-	(128)	-	(174)	523
Investee level expenses	(21)	-	-	-	(14)	-	(35)	(54)
Income for yield calculation	$ (67)	$ -	$ -	$ -	$ (142)	$ -	$ (209)	$ 469
Performance-based pre-tax yield	(1.8) %	N/A	N/A	N/A	(5.7) %	- %	(3.3) %	7.7 %
Realized capital gains (losses), pre-tax by transaction type								
Sales	$ 4	$ -	$ -	$ -	$ (9)	$ -	$ (5)	$ 59
Credit losses	(7)	-	-	-	(4)	-	(11)	(4)
Valuation of equity investments	3	-	-	-	30	-	33	34
Valuation and settlements of derivative	7	-	-	-	2	-	9	31
Total	$ 7	$ -	$ -	$ -	$ 19	$ -	$ 26	$ 120

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses.
(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 3Q20 Supplement 37

The Allstate Corporation
Performance-Based ("PB") Investments

($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Sept. 30, 2020	Sept. 30, 2019
Investment position									
Limited partnerships									
Private equity	$ 5,828	$ 5,575	$ 5,781	$ 6,131	$ 6,162	$ 5,952	$ 5,786	$ 5,828	$ 6,162
Real estate	1,117	1,112	1,090	1,041	1,008	1,033	984	1,117	1,008
PB - limited partnerships	6,945	6,687	6,871	7,172	7,170	6,985	6,770	6,945	7,170
Non-LP									
Private equity	409	395	404	409	407	355	331	409	407
Real estate	1,100	1,121	1,106	1,128	1,017	906	808	1,100	1,017
PB - non-LP	1,509	1,516	1,510	1,537	1,424	1,261	1,139	1,509	1,424
Total									
Private equity	6,237	5,970	6,185	6,540	6,569	6,307	6,117	6,237	6,569
Real estate	2,217	2,233	2,196	2,169	2,025	1,939	1,792	2,217	2,025
Total PB	$ 8,454	$ 8,203	$ 8,381	$ 8,709	$ 8,594	$ 8,246	$ 7,909	$ 8,454	$ 8,594
Investment income									
Limited partnerships									
Private equity	$ 211	$ (213)	$ (199)	$ (6)	$ 125	$ 216	$ (5)	$ (201)	$ 336
Real estate	(10)	(7)	7	17	71	38	12	(10)	121
PB - limited partnerships	201	(220)	(192)	11	196	254	7	(211)	457
Non-LP									
Private equity	1	4	(21)	(9)	5	10	3	(16)	18
Real estate	18	18	17	18	19	15	14	53	48
PB - non-LP	19	22	(4)	9	24	25	17	37	66
Total									
Private equity	212	(209)	(220)	(15)	130	226	(2)	(217)	354
Real estate	8	11	24	35	90	53	26	43	169
Total PB	$ 220	$ (198)	$ (196)	$ 20	$ 220	$ 279	$ 24	$ (174)	$ 523
Investee level expenses [1]	$ (10)	$ (13)	$ (12)	$ (20)	$ (18)	$ (18)	$ (18)	$ (35)	$ (54)
Realized capital gains (losses) [1]									
Limited partnerships									
Private equity	$ 1	$ (5)	$ (2)	$ 42	$ (1)	$ (3)	$ (3)	$ (6)	$ (7)
Real estate	-	-	(3)	(3)	-	1	-	(3)	1
PB - limited partnerships	1	(5)	(5)	39	(1)	(2)	(3)	(9)	(6)
Non-LP									
Private equity	(1)	26	15	(13)	17	8	28	40	53
Real estate	(19)	(7)	21	(11)	10	31	32	(5)	73
PB - non-LP	(20)	19	36	(24)	27	39	60	35	126
Total									
Private equity	-	21	13	29	16	5	25	34	46
Real estate	(19)	(7)	18	(14)	10	32	32	(8)	74
Total PB	$ (19)	$ 14	$ 31	$ 15	$ 26	$ 37	$ 57	$ 26	$ 120
Pre-Tax Yield	10.1 %	(10.2) %	(9.7) %	- %	9.6 %	12.9 %	0.3 %	(3.3) %	7.7 %
Internal Rate of Return [2]									
10 Year	11.5 %	11.3 %	12.1 % [3]	12.2 %	12.4 %	12.1 %	11.4 %		
5 Year	8.5	8.6	10.2 [3]	10.8	11.2	11.4	11.2		
3 Year	7.2	7.5	10.4 [3]	11.7	12.7	12.7	11.6		
1 Year	(1.1)	(2.2)	6.5 [3]	7.6	9.7	9.5	6.7		

[1] Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses.

[2] The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

[3] For the three months ended March 31, 2020, IRR excludes decreases of $247 million that were recorded in consideration of intervening events. Where information was available to enable updated estimates, we recognized current period declines in the value of limited partnership interests. This included updating publicly traded investments held within limited partnerships to their March 31, 2020 values, which reduced income $52 million. Additionally, $195 million of valuation increases reported in the fourth quarter 2019 partnership financial statements were excluded from income considering the equity market decline in March.

The Allstate Corporation 3Q20 Supplement 38

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • pension and other postretirement remeasurement gains and losses, after-tax, • valuation changes on embedded derivatives not hedged, after-tax, amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on • embedded derivatives not hedged, after-tax, • business combination expenses and the amortization or impairment of purchased intangibles, after-tax, • gain (loss) on disposition of operations, after-tax, and adjustments for other significant non-recurring, infrequent or unusual items when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge • or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization or impairment of purchased intangibles, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization or impairment of purchased intangibles ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, and the effect of amortization or impairment of purchased intangibles on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves which could increase or decrease current year income. Amortization or impairment of purchased intangibles relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand", "Other Personal Lines Profitability Measures by Brand" and "Commercial Lines Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand" multiplied by average premium calculated using annualized GAAP quarterly earned premium, which is annualized (multiplied by 4), provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand", divided by the policies in force provided on the schedule "Policies in Force" (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. The results of these calculations are provided on the schedule "Allstate Brand Statistics". The Allstate Corporation 3Q20 Supplement 39

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of equity at the beginning and at the end of the 12- months, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use average equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 3Q20 Supplement 40